                                                              File No. 333-76344
                                                                       811-10621


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


                REGISTRATION UNDER THE SECURITIES ACT OF 1933 [X]
                       Pre-Effective Amendment Number ___

                      Post Effective Amendment Number _2_ [X]


                                     And/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. _2_ [X]


                      National Security Variable Account L
                           (Exact Name of Registrant)

                   National Security Life and Annuity Company
                               (Name of Depositor)

                                 P.O. Box 1625
                              Binghamton, NY 13902
              (Address of Depositor's Principal Executive Offices)

                                 1-877-446-6060
               (Depositor's Telephone Number, including Area Code)

                                Marcus L. Collins, Esq.
                           National Security Life and
                                Annuity Company
                                 P.O. Box 5363
                          Cincinnati, Ohio 45201-5363

                                    Copy to:
                           W. Randolph Thompson, Esq.
                                 Jones & Blouch
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 410 East
                             Washington, D.C. 20007


Title of Securities Being Registered: Individual Variable Universal Life Insurance Policies.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.






This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, the Financial Statements and Part C.

It is proposed that this filing will become effective (check appropriate space):

[X] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on May 1, 2003 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a) of Rule 485

[ ] on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Home Offices:                          Administrative Offices:
P.O. Box 1625                          P.O. Box 5363
100 Court Street                       One Financial Way
Binghamton, NY 13901                   Cincinnati, OH 45201

                                   PROSPECTUS

                             SECURITY ADVANTAGE VUL
          INDIVIDUAL, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
                      NATIONAL SECURITY VARIABLE ACCOUNT L

This prospectus describes an individual, flexible premium variable life insurance policy (called the "policy", or the "contract") offered through National Security Variable Account L ("VAL"), a separate account of ours. We are National Security Life and Annuity Company ("National Security").

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies, (called a "Fund" or the "Funds") your premium payments are not an investment in a retail mutual fund. Each Fund may have several portfolios ("portfolios") that use different investment strategies or invest in different securities. VAL is the registered shareholder of the Funds' shares. VAL purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in subaccounts ("subaccounts") of VAL. We may use the term "portfolios" or "subaccounts" interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank (ii) is not guaranteed by a bank (iii) is not insured by the FDIC or any other government agency, and
(iv) may go down in value.

To learn more about this policy and National Security, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2003. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your agent or representative or by logging onto the Securities and Exchange Commission's website at http://www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. FOR INFORMATION RELATED TO THE PORTFOLIOS TO WHICH YOU MAY ALLOCATE PREMIUM PAYMENTS, PLEASE REFER TO THE CURRENT FUND PROSPECTUSES WHICH SHOULD ACCOMPANY THIS PROSPECTUS.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE POLICY DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.


Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 10 of the portfolios we offer as well as to the General Account. However, you will not own the shares of the portfolio. National Security Variable Account L ("VAL") is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAL, we have established subaccounts that invest in the shares of the portfolios based on policyholders' premium allocation. We have listed the available portfolios below, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contains important information that describes the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your agent. Your policy's accumulation value will reflect the investment performance of the portfolios you select and is not guaranteed.



FORM 6721-NSLAC

                                  MAY 1, 2003

                               TABLE OF CONTENTS


GLOSSARY................................      3
SUMMARY OF BENEFITS AND RISKS...........      6
Policy Benefits.........................      6
  Death Benefit.........................      6
  Death Benefit Guarantee...............      6
  Loans.................................      6
  Preferred Loans.......................      6
  Surrender Privileges..................      6
  Free Look/Right to Return the
     Policy.............................      6
  Variable Investment Choices...........      6
  General Account.......................      7
  Flexibility/Allocation of Premiums....      7
  Transfers.............................      7
  Tax Benefits..........................      7
Policy Risks............................      7
  Investment Performance................      7
  Termination or Lapse..................      7
  Liquidity Risk........................      7
  Impact of Loans.......................      8
  Adverse Tax Consequences..............      8
  Termination of the Death Benefit
     Guarantee..........................      8
Portfolio Risks.........................      8
Fee Tables..............................      9
  Transaction Fees......................      9
  Periodic Charges Other than Portfolio
     Operating Expenses.................     10
  Annual Portfolio Operating Expenses...     10
  Rider Expenses........................     11
GENERAL DESCRIPTION OF NATIONAL
  SECURITY..............................     12
National Security Life and Annuity
  Company...............................     12
SMON Holdings, Inc. ....................     12
National Security Variable Account L....     12
THE PORTFOLIOS..........................     12
THE GENERAL ACCOUNT.....................     15
General Description.....................     15
Accumulation Value......................     16
Voting Rights...........................     16
CHARGES.................................     17
Premium Expense Charge..................     17
Monthly Deduction.......................     17
Risk Charge.............................     18
Surrender Charge........................     18
Service Charge..........................     19
Other Charges...........................     19
GENERAL DESCRIPTION OF THE POLICY.......     19
Ownership Rights........................     19
Allocation of Premiums..................     19
Transfers...............................     20
Conversion..............................     20
Modifying the Policy....................     20
Free Look Period........................     21
Free Look for Increases in Face
  Amount................................     21
State Variations........................     21
Withholding Payment after Premium
  Payment...............................     22
Other Policies..........................     22
PREMIUMS................................     22
Purchasing a Policy.....................     22
Lapse...................................     23
Reinstatement...........................     23
Replacing Existing Insurance............     23
Applying for a Policy...................     23
When Insurance Coverage Takes Effect....     24
Accumulation Unit Values................     24
Determination of Variable Accumulation
  Values................................     24
Net Investment Factor...................     25
DEATH BENEFITS AND POLICY VALUES........     25
Settlement Options......................     25
Plan A -- Level Benefit.................     26
Illustration of Plan A..................     26
Plan B -- Variable Benefit..............     27
Illustration of Plan B..................     27
Change in Death Benefit Plan............     27
Death Benefit Guarantee.................     28
Changes in Stated Amount................     28
  Increases.............................     28
  Decreases.............................     29
SURRENDERS AND PARTIAL SURRENDERS.......     29
Loans...................................     30
Preferred Loans.........................     31
Postponement of Payments................     31
LAPSE AND REINSTATEMENT.................     31
Reinstatement...........................     32
TAXES...................................     32
Policy Proceeds.........................     32
Avoiding Modified Endowment Contracts...     33
Correction of Modified Endowment
  Contract..............................     33
Right to Charge for Company Taxes.......     33
LEGAL PROCEEDINGS.......................     33
FINANCIAL STATEMENTS....................



FORM 6721-NSLAC

                                    GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value -- the sum of the policy's values in the subaccounts, the General Account and the loan collateral account.

Administrative Office -- our Administrative Office is located at One Financial Way, Cincinnati, Ohio 45242. The mailing address is P.O. Box 5363, Cincinnati, Ohio 45201.

Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent policy year.

Beneficiary -- the beneficiary designated by the policyholder in the application or in the latest notification of change of beneficiary filed with us. If the policyholder is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the policyholder is not the insured and no beneficiary survives the insured, the policyholder or the policyholder's estate will be the beneficiary.

Cash Surrender Value -- the accumulation value minus any applicable surrender charges.

Code -- the Internal Revenue Code of 1986, as amended and all related regulations.

Commission -- the Securities and Exchange Commission.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the policy as a "life insurance contract". The minimum death benefit equals the cash value plus the cash value multiplied by a percentage that varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the insured, before deductions for policy indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

General Account -- our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.


Guideline Annual Premium -- the annual premium that would be payable through the policy maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code.


Home Office -- our principal executive office is located at 100 Court Street, Binghamton, NY 13901. The mailing address is P.O. Box 1625, Binghamton, NY 13902.

Initial Premium -- an amount you must pay to begin policy coverage. It must be at least equal to one monthly minimum premium.

Insured -- the person upon whose life the policy is issued.

Issue Date -- the date we approve your application and issue your policy. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date.


FORM 6721-NSLAC

Loan Collateral Account -- an account to which accumulation value in an amount equal to a policy loan is transferred pro rata from the subaccounts of VAL and the General Account.

Loan Value -- the maximum amount that you may borrow under the policy. The loan value equals the cash surrender value minus the cost of insurance charges for the balance of the policy year. The loan value minus policy indebtedness equals the amount you may borrow at any time.

Maturity Date -- unless otherwise specified in the policy, the maturity date is the end of the policy year nearest the insured's 100th birthday.

Minimum Premium -- the monthly premium set forth on the specification page of your policy necessary to maintain the death benefit guarantee. Although we express the minimum premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.


Net Investment Factor -- the percentage change in value of a subaccount from one valuation period to the next.


Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the policyholder's planned premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy -- the Security Advantage VUL flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date -- the date as of which insurance coverage and policy charges begin. The policy date is used to determine policy months and years.

Policy Month -- each policy month starts on the same date in each calendar month as the policy date.

Policy Year -- each policy year starts on the same date in each calendar year as the policy date.

Policy Indebtedness -- the total of any unpaid policy loans.

Policyholder -- the person so designated on the specification page of the policy. The policyholder may also be called the contractowner.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each policy month. We deduct monthly deductions and any credits on this day.

Pronouns -- "our", "us" or "we" means National Security Life and Annuity Company. "You", "your" or "yours" means the insured. If the insured is not the policyholder, "you", "your" or "yours" means the policyholder when referring to policy rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date before 4:00 p.m. Eastern Time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern Time on a valuation date, it is deemed received on the next valuation date.


FORM 6721-NSLAC

Settlement Options -- methods of paying the proceeds other than in a lump sum.

Stated Amount -- the minimum death benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Subaccount -- a subdivision of VAL which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge -- a charge assessed in connection with policy surrenders, lapses and decreases in stated amount applicable for 15 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under "Surrender Charges" below for more information.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates that begins at 4:00 p.m. Eastern Time on one valuation date and ends at 4:00 p.m. Eastern Time on the next valuation date.

VAL -- National Security Variable Account L.


FORM 6721-NSLAC

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

POLICY BENEFITS

Death Benefit -- You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the policy. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death.

Death Benefit Guarantee -- The policy includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the death benefit guarantee is in effect.

Loans -- After the first policy year, you may borrow against the loan value of your policy. The loan value is 90% of your cash surrender value, minus the cost of insurance for the rest of the current policy year. Loan interest is payable in advance at a rate of 5.0%. This amount is equal to an annual rate of 5.26% if we paid the interest at the end of the year. Any outstanding policy indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

Preferred Loans -- Preferred loans are available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount no greater than 10% of the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if we paid the interest at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges -- At any time you may surrender your policy in full and receive the proceeds. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your policy's death benefit and may be subject to a surrender charge.

Free Look/Right to Return the Policy -- following the initial purchase of your policy or following any subsequent increase in the stated amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid or the policy's current value, depending on your state's laws. The free look period expires 20 days from your receipt of the policy or increase, although the free look period may be longer in some states.

Variable Investment Choices -- Your policy permits you to allocate net premiums to up to 10 of the variable portfolios previously listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the


FORM 6721-NSLAC
portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account -- You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAL. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums -- you may allocate your net premiums among up to 10 of the variable subaccounts and to the General Account in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers -- We allow transfers of accumulation values among the subaccounts of VAL and to the General Account at any time. Transfers from the General Account to the subaccounts of VAL are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits -- All death benefits paid under the policy will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a "life insurance policy", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

POLICY RISKS

Investment Performance -- If you allocate you net premium to the subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the accumulation value will decrease. You are also subject to the risk that the portfolio you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse -- If the accumulation value in you policy is not enough to pay the monthly charges associated with your policy, your policy will enter a 61 day grace period. We will notify you during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.

Liquidity Risk -- Access to the value in your policy through loans, withdrawals or surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the subaccounts.

Because of the limited liquidity and the substantial nature of the surrender charge in the early years of your policy (and following any increase in stated amount), the policy is not a suitable short-term investment.


FORM 6721-NSLAC

Impact of Loans -- A policy loan, whether or not repaid, will affect the accumulation value over time because we subtract the amount of the policy loan from the subaccounts and or the General Account as collateral, and this loan collateral does not participate in the investment performance of the subaccounts or receive any higher interest rate credited to the General Account.

We reduce the amount we pay to the beneficiary upon the insured's death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.


Adverse Tax Consequences -- Under certain circumstances (usually if your premium payments in the first seven policy years or less exceed specified limits established by the Internal Revenue Service), your policy may become a "modified endowment contract" (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 591/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws may change.


Regarding Preferred Loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Termination of the Death Benefit Guarantee -- Your policy makes available a death benefit guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the minimum premium. Even if you have a death benefit guarantee, you must monitor the investment performance of the policy as you near the end of your death benefit guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the death benefit guarantee. If this is the case, at the end of the death benefit guarantee period, your policy will lapse, subject to the 61 day grace period, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

PORTFOLIO RISKS


A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio's prospectus. Please refer to each portfolio's prospectus and read it carefully for more information before investing. Copies of each portfolio's prospectus can be obtained by contacting National Security at One Financial Way, Cincinnati, Ohio 45242 or by calling 1-877-446-6060. Copies are also on file with the Securities and Exchange Commission and are available on line at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.



FORM 6721-NSLAC

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or transfer the cash value between investment options.

TRANSACTION FEES


               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Distribution Charge                    Deducted from Premiums upon receipt.   6.9% of premiums for the first 10
                                                                              policy years. In policy years 11 and
                                                                              later, this charge is reduced to
                                                                              5.9%.
-------------------------------------------------------------------------------------------------------------------
State Premium Taxes                    Deducted from Premiums upon receipt.   2% of premiums.
-------------------------------------------------------------------------------------------------------------------
Surrender Fees                         Deducted from the Accumulation Value   Maximum Surrender Charge $132.66 per
                                       during the first 15 policy years, and  $1000 of stated amount(1) Minimum for 15 years following an increase in  Surrender Charge $12.29 per $1000 of
                                       the stated amount, in the event of a   stated amount(2)
                                       full surrender, partial surrender and
                                       decreases in stated amount.
-------------------------------------------------------------------------------------------------------------------
Surrender Charge for a representative  Upon surrender of the policy after     $2,197.00
insured 45 year old male, non-tobacco  the first policy year.
user, in the standard risk class,
with death benefit option A and
$100,000 stated amount.(3)
-------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon the transfer of values from one   Maximum charge per transfer is
                                       portfolio to another or to the         $15.00. Currently $3.00 per transfer,
                                       General Account or from the General    with the first 12 transfers during
                                       account to a variable portfolio.       any given policy year free.
-------------------------------------------------------------------------------------------------------------------
Illustration Fees                      Upon your request for a policy         $100.00
                                       illustration after issue
-------------------------------------------------------------------------------------------------------------------
Reinstatement Fee                      Upon reinstatement within 5 years      Monthly cost of insurance from the
                                                                              grace period, plus 2 months policy
                                                                              charges.
-------------------------------------------------------------------------------------------------------------------
Administrative Fees                    upon partial surrender                 the lesser of $25 and 2% of the
                                                                              amount surrendered



(1) Maximum surrender charge is for a male, age 80 smoker, surrendering in the first policy year.



(2) Minimum surrender charge is for a female, age 0, standard class, surrendering in the first policy year.



(3) These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Surrender charges specific to your Policy can be obtained by calling National Security at 1-877-446-6060.



FORM 6721-NSLAC

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Cost of Insurance(1)                   Deducted monthly from the
                                       accumulation value in proportion to
                                       allocations to the portfolios and the
                                       General Account.
Minimum and Maximum(2)                                                        minimum $.045 per $1000 of stated
                                                                              amount
                                                                              maximum $83.33 per $1000 of stated
                                                                              amount
-------------------------------------------------------------------------------------------------------------------
Charge for a 45 year old male,                                                $2476.00
non-tobacco user, in the standard
risk class with death benefit option
A and a $100,000 stated amount.
-------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                 Deducted monthly from the              $7.00 per month.
                                       Accumulation Value in proportion to
                                       allocations to the Portfolios and the
                                       General Account.
-------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees        Deducted daily from the assets in the  A charge equal to an annual rate of
                                       portfolios in proportion to            0.75% of the assets in the
                                       allocations to the portfolios.         subaccount, but not in the General
                                                                              Account(3).
-------------------------------------------------------------------------------------------------------------------



(1) Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner's Standard Ordinary Mortality tables.



(2) The minimum cost of insurance charge is for a female, age 0. The maximum cost of insurance charge is for a male, smoker, age 99.



(3) This amount is reduced to approximately 0.20% in policy years 11 and later.


The next table describes the portfolio fees and expenses that you will pay periodically during the time you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)



                                                      MINIMUM                                MAXIMUM
                                                      -------                                -------
Management Fees                        0.28%                                  1.00%
-------------------------------------------------------------------------------------------------------------------
Distribution or Service (12b-1) Fees   None                                   None
-------------------------------------------------------------------------------------------------------------------
Other Expenses                         0.17%                                  2.92%
-------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating
Expenses                               0.45%                                  3.92%
-------------------------------------------------------------------------------------------------------------------



The table above shows the maximum and minimum fees charged for all the portfolios. The table below shows the fees and expenses deducted for each portfolio, including the effect of voluntary waivers and reimbursements.



FORM 6721-NSLAC

RIDER EXPENSES



          RIDER DESCRIPTION                        WHEN DEDUCTED                             CHARGE
          -----------------            -------------------------------------  -------------------------------------
Continuation of Coverage Rider --      Monthly                                Maximum charge is $0.17 per $1,000 of
Provides for payment of full death                                            stated amount.(1)
benefit past maturity date.                                                   Minimum charge is $0.00 per $1,000 of
                                                                              stated amount.(2)
Representative purchaser is a male,                                           Charge for a Representative purchaser
age 45, non-smoker.                                                           is $.0003 per $1,000 of stated
                                                                              amount.
-------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit -- Provides   Monthly                                Maximum charge is $0.29 per $1,000 of
additional death benefit if insured's                                         stated amount.(3)
sole cause of death is accident.                                              Minimum charge is $0.05 per $1,000 of
                                                                              stated amount.(4)
Representative purchaser is a male,                                           Charge for a Representative purchaser
age 45, non-smoker class.                                                     is $.077 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Lifetime Advantage Rider -- Allows     Upon submission of a claim.            Reduction of remaining death benefit
for up to one half of the death                                               by up to 10% of the amount taken
benefit (up to $250,000) to be paid                                           under the rider.
in advance of the death of the
insured in the event of terminal
illness.
-------------------------------------------------------------------------------------------------------------------
Exchange of Life Insured -- Allows     Charges at the time of the exchange.   Charge is $75.00 per exchange.
the insured life to be changed.
-------------------------------------------------------------------------------------------------------------------
Guaranteed Purchase Option --          Monthly                                Maximum Charge is $0.19 per $1,000 of
Provides the right to purchase chosen                                         stated amount.(5)
amount of insurance coverage at                                               Minimum charge is $0.00 per $1,000 of
certain dates without evidence of                                             stated amount.(6)
insurability.
The representative purchaser is a 25                                          Charge for a Representative purchaser
year old.                                                                     is $0.10 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Waiver of Stipulated Premium for       Monthly                                Maximum Charge is $0.18 per $1.00 of
Total Disability -- Credits a                                                 stipulated premium.(7)
stipulated premium to the policy if                                           Minimum charge is $0.01 per $1.00 of
insured is totally disabled.                                                  stipulated premium.(8)
Representative purchaser is a male,                                           Charge for a Representative purchaser
age 45, non-smoker.                                                           is $0.03 per $1.00 of stipulated
                                                                              premium.
-------------------------------------------------------------------------------------------------------------------



(1) Maximum charge is for a female, age 80, preferred non-smoker.



(2) Minimum charge is for a male, age 18, smoker class.



(3) Maximum charge is for a male, age 69, Table D rated class.



(4) Minimum charge is for a female, age 0.



(5) Maximum charge is for a 39 year old insured.



(6) Minimum charge is for a 0 year old insured.



(7) Maximum charge is for a male, age 59, smoker, Table D rated.



(8) Minimum charge is for a female, age 18, non-smoker.



FORM 6721-NSLAC

                    GENERAL DESCRIPTION OF NATIONAL SECURITY

NATIONAL SECURITY LIFE AND ANNUITY COMPANY


We were originally established as an insurance company under the laws of the state of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, the company was purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Pursuant to an agreement executed on May 3, 2001, SMON Holdings, Inc., a Delaware holding company agreed to purchase the company from First ING Life Insurance Company of New York. After the purchase, we changed our name to National Security Life and Annuity Company, Inc. We are licensed to sell insurance in 18 states and the District of Columbia and have assets in excess of $32.5 million and equity in excess of $23 million. We are obligated to pay amounts promised to our policyholders of our Policies. Amounts in the separate account, however, are subject to market risk.


SMON HOLDINGS, INC.

SMON Holdings, Inc. is a Delaware holding company jointly owned by Ohio National Financial Services, Inc., One Financial Way, Cincinnati, Ohio and Security Mutual Life Insurance Company of New York, 100 Court Street, Binghamton, New York.

NATIONAL SECURITY VARIABLE ACCOUNT L (VAL)


We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL's assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. VAL's assets are not chargeable with liabilities arising out of our other business.


We keep VAL's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL's subaccounts.


VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.


                                 THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the fund prospectus which should accompany this product prospectus. Net premiums under the policy may be allocated to the subaccounts of VAL which invest exclusively in portfolio shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the portfolios.

The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be


FORM 6721-NSLAC
obtained from your agent or representative or by containing us at One Financial Way, Cincinnati, Ohio 45242 or calling telephone number 1-877-446-6060. Read the prospectuses carefully before investing.


Listed below are all of the portfolios available in your policy, its adviser and subadviser (if applicable) and investment objective:


   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
OHIO NATIONAL FUND
Equity Portfolio                  (Legg Mason Funds Management,     Long Term Growth Of Capital
                                  Inc.)
Money Market Portfolio            Ohio National Investments,        Preservation Of Capital
                                  Inc.
Bond Portfolio                    Ohio National Investments,        High Level Of Income And
                                  Inc.                              Preservation Of Capital
Omni Portfolio                    Ohio National Investments,        Long Term Total Return And
                                  Inc.                              Preservation Of Capital
International Portfolio           (Federated Global Investment      Total Return
                                  Management Corp.)
International Small Company       (Federated Global Investment      Long Term Growth Of Capital
Portfolio                         Management Corp.)
Capital Appreciation Portfolio    (Jennison Associates, LLC)        Long-Term Growth Of Capital
Discovery Portfolio               (Founders Asset Management        Maximum Capital Growth
                                  LLC)
Aggressive Growth Portfolio       (Janus Capital Corporation)       Long-Term Capital Growth
Small Cap Growth Portfolio        (UBS Global Asset Management      Long-Term Capital Appreciation
                                  (New York) Inc.)
Mid Cap Opportunity Portfolio     (RS Investment Management,        Long-Term Total Return
                                  L.P.)
Capital Growth Portfolio          (RS Investment Management,        Capital Appreciation
                                  L.P.)
S&P 500 Index Portfolio           Ohio National Investments,        Total Return Approximating The
                                  Inc.                              Standard & Poor's 500 Index
High Income Bond Portfolio        (Federated Investment             High Current Income
                                  Counseling)
Blue Chip Portfolio               (Federated Investment             Growth Of Capital And Income
                                  Counseling)
Nasdaq 100 Index Portfolio        Ohio National Investments,        Long Term Growth Of Capital
                                  Inc.
Bristol Portfolio                 (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)
Bryton Growth Portfolio           (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)
CALVERT VARIABLE SERIES, INC.
Social Equity Portfolio           Calvert Asset Management          Growth Of Capital
                                  Company, Inc.
DREYFUS VARIABLE INVESTMENT
FUND
(SERVICE SHARES)
Appreciation Portfolio            The Dreyfus Corporation           Long Term Growth Of Capital
                                                                    Consistent With Capital
                                                                    Preservation
FIDELITY VARIABLE INSURANCE
PRODUCTS FUND/SERVICE CLASS 2
VIP Contrafund Portfolio          Fidelity Management & Research    Long Term Capital Appreciation
                                  Company
VIP Mid Cap Portfolio             Fidelity Management & Research    Long Term Growth Of Capital
                                  Company
VIP Growth Portfolio              Fidelity Management & Research    Capital Appreciation
                                  Company



FORM 6721-NSLAC

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
GOLDMAN SACHS VARIABLE
INSURANCE TRUST
Goldman Sachs Growth and          Goldman Sachs Asset Management    Long Term Growth Of Capital
Income Fund                                                         And Growth Of Income
Goldman Sachs CORE U.S. Equity    Goldman Sachs Asset Management    Long-Term Growth Of Capital
Fund                                                                And Dividend Income
Goldman Sachs Capital Growth      Goldman Sachs Asset Management    Long-Term Growth Of Capital
Fund
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value            Robert Fleming, Inc.              Growth From Capital
Portfolio                                                           Appreciation
JPMorgan Small Company            J.P. Morgan Investment            High Total Return
Portfolio                         Management, Inc.
JANUS ASPEN SERIES
International Growth Portfolio    Janus Capital Management LLC      Long-Term Growth Of Capital
Growth Portfolio                  Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With
                                                                    Preservation Of Capital
Worldwide Growth Portfolio        Janus Capital Management LLC      Long Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
Balanced Portfolio                Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Small Cap       Lazard Asset Management LLC       Long Term Capital Appreciation
Portfolio
Lazard Retirement Emerging        Lazard Asset Management LLC       Long Term Capital Appreciation
Markets Portfolio
MFS VARIABLE INSURANCE TRUST
(SERVICE CLASS)
MFS New Discovery Series          Massachusetts Financial           Capital Appreciation
                                  Services Company
MFS Investors Growth Stock        Massachusetts Financial           Long Term Growth Of Capital
Series                            Services Company                  and Future Income
MFS Mid Cap Growth Series         Massachusetts Financial           Long Term Growth Of Capital
                                  Services Company
MFS Total Return Series           Massachusetts Financial           Above Average Income
                                  Services Company                  Consistent With The Prudent
                                                                    Employment Of Capital And
                                                                    Secondarily To Provide A
                                                                    Reasonable Opportunity For
                                                                    Growth Of Capital And Income.
PBHG INSURANCE SERIES FUND
PBHG Technology &                 Pilgrim Baxter & Associates,      Long Term Growth Of Capital
Communications Portfolio          Ltd. Company



FORM 6721-NSLAC

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
PIMCO VARIABLE INSURANCE TRUST
Real Return Portfolio             Pacific Investment Management     Maximum Real Return
                                  Company LLC
Total Return Portfolio            Pacific Investment Management     Maximum Total Return
                                  Company LLC
Global Bond Fund                  Pacific Investment Management     Maximum Current Income
                                  Company LLC
THE PRUDENTIAL SERIES FUND,
INC.
Jennison Portfolio                Jennison Associates LLC           Long Term Growth Of Capital
Jennison 20/20 Focus Portfolio    Jennison Associates LLC           Long Term Growth Of Capital
STRONG VARIABLE INSURANCE
FUNDS, INC.
Strong Mid Cap Growth Fund II     Strong Capital Management,        Capital Growth
                                  Inc.
Strong Opportunity Fund II        Strong Capital Management,        Capital Growth
                                  Inc.
UBS SERIES TRUST
Tactical Allocation Portfolio     UBS Global Asset Management       Total Return, Consisting Of
                                  (U.S.) Inc.                       Long Term Capital Appreciation
                                                                    And Current Income.
VAN KAMPEN UNIVERSAL
INSTITUTIONAL FUNDS (CLASS II)
U.S. Real Estate Portfolio        Van Kampen                        Current Income And Long Term
                                                                    Capital Preservation
Core Plus Fixed Income            Van Kampen                        Current Income And
Portfolio                                                           Preservation Of Capital


                              THE GENERAL ACCOUNT


By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and not subject to the Securities and Exchange Commission's regulatory oversight.


GENERAL DESCRIPTION

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the General Account and make no transfers, partial surrenders, or policy loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the General Account to VAL are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the policy.


FORM 6721-NSLAC

ACCUMULATION VALUE

The accumulation value in the General Account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAL or the loan collateral account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the General Account will be calculated on each valuation date.

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of VAL at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAL which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAL. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAL or would result in the purchase of securities for VAL which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.


FORM 6721-NSLAC

                                    CHARGES

We make charges against or deductions from premium payments, accumulation values and policy surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:


Distribution Charge. The policy is subject to a charge of 6.9% of premiums paid in the first 10 years reducing to 5.9% in years 11 and later. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.


State Premium Tax. Your premium payments will be subject to a 2% deduction for state premium tax and any other state or local taxes applicable to your policy. Although the premium tax imposed on us varies from state to state, the premium tax deduction will not vary.

MONTHLY DEDUCTION

As of the policy date and each subsequent process day, we will deduct from the accumulation value of your policy and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the policy.

The monthly deduction consists of:

     - the cost of insurance,


     - an maintenance fee of $7 for the cost of establishing and maintaining policy records and processing applications and notices,



     - a mortality and expense risk fee for the risk associated with the death benefit guarantee, and


     - the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

 (i) is the cost of insurance rate as described in the policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, age near birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;


 (ii) is the death benefit at the beginning of the policy month divided by
      1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and


(iii) is accumulation value at the beginning of the policy month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.


Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your Policy.



FORM 6721-NSLAC

RISK CHARGE

Your accumulation value in VAL, but not your accumulation value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the policy. Such charge will be assessed daily at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

This amount effectively decreases to an approximate annual rate of 0.20% starting in the 11th policy year and later. This reduction is accomplished by deducting the normal mortality and expense charge and then at the end of each policy month we credit back to the policy an amount equal to an annualized rate of 0.55%. Because the charges are deducted at different times (monthly versus daily), the resulting charge may vary slightly, but will be approximately 0.20%.

SURRENDER CHARGE

After the free look period and during the early years of your policy and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders.

If you surrender your policy in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your policy while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

The following is a chart showing the maximum surrender charge applicable to the policy. Because the surrender charge is based on your age, sex, rating classification and the length of time you have held your policy, your actual surrender charge may be significantly less.

        MAXIMUM SURRENDER CHARGES PER $1,000 OF STATED AMOUNT
        -----------------------------------------------------
                  MALE                       FEMALE
        -------------------------   -------------------------
 AGE     NONSMOKER       SMOKER      NONSMOKER       SMOKER
 ---    ------------   ----------   ------------   ----------
0-20      $ 15.90       $ 16.73       $ 14.29       $ 15.24
21-30       16.98         19.67         15.29         16.78
31-40       19.37         24.96         17.48         20.07
41-50       24.76         34.23         20.87         24.86
51-60       32.84         47.49         25.36         30.84
61-70       67.84         81.30         48.39         57.27
71-80      117.90        132.66        100.55        106.53

To these maximum amounts, there is an additional $200 per policy charge and a $0.04 charge per $1,000 of stated amount for policies with a stated amount equal to or over $500,000.

Partial surrenders in any policy year totaling 10% or less of the cash surrender value of your policy as of the end of the previous policy year are not subject to any surrender charge. Partial surrenders in any policy year in excess of 10% of the cash surrender value of your policy as of the end of the previous policy year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a policy which now has, and at the end of the previous policy year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the policy is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25%


FORM 6721-NSLAC
minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.

SERVICE CHARGES

A charge (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the Company is not assessing this charge on the first four transfers made in any policy year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $100, is charged for any illustration of benefits and values that you may request after the issue date.

OTHER CHARGES


We may also charge the assets of each portfolio and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds' prospectus.


                       GENERAL DESCRIPTION OF THE POLICY

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Policyholder is the insured unless the application specifies a different person as the insured or the Policyholder is changed thereafter. While the insured is living, the Policyholder may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholder are as follows:

     - to appoint or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

     - to change the Policyholder of this Policy; and

     - to change the face amount of this Policy.

No appointment or change in appointment of a Policyholder will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your net premium payments among up to 10 of the subaccounts of VAL and the General Account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the General Account must equal a whole percentage.


FORM 6721-NSLAC

You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of VAL and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the General Account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to policyholders with values allocated to the corresponding subaccount. To protect the interests of all policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.


If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer requests are not made, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.


CONVERSION


Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the General Account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our Administrative Office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your policy. Transfers of accumulation value to the General Account in connection with such a conversion will be made without charge.


MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the Policy.


FORM 6721-NSLAC

Upon notice to you, we may modify the Policy:

     - to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency) to which we are subject;

     - to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

     - to reflect a change in the operation of the Variable Account; or

     - to provide additional subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

FREE LOOK PERIOD


You have the right to examine and cancel your Policy by returning the Policy to us (or to the agent who sold it) on or before 20 days after you receive the Policy. There may be longer periods in some jurisdictions. See the "Free Look" provision of your Policy. If you decide to cancel the Policy during the Free look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Because initial premium amounts are held in the Money Market Portfolio, there is generally no market fluctuation in the free look period.


If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

     - your entire payment; or

     - the Policy Value plus deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return Policy Value, we will refund:

     - your Policy Value as of the date we receive the returned Policy, plus

     - any deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

FREE LOOK FOR INCREASES IN FACE AMOUNT

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. If you cancel the increase, you will receive a credit to your Policy Value of the charges deducted for the increase.

STATE VARIATIONS

Any state variations in the Policy are described in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual Policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your Policy and any of its endorsements and riders, contact our Home Office.


FORM 6721-NSLAC

WITHHOLDING PAYMENT AFTER PREMIUM PAYMENT

We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

OTHER POLICIES


We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your agent.


                                    PREMIUMS

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. ("ONEQ").


The minimum initial amount of insurance coverage (or face amount) is $50,000. The Policy will generally not be issued to anyone over the age of 80.



An initial premium is required to purchase a policy. The initial premium is allocated to the Money Market Portfolio for the (policy month). In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The death benefit guarantee is discussed in more detail in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The cost of the guarantee will increase with any increases in stated amount. You choose this period from among the available periods. Currently there are 3 different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.


We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the policy, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the policy will not lapse, unless the policy is within the guaranteed death benefit period.


PURCHASING A POLICY



This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient Policy Value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the



FORM 6721-NSLAC

Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.


LAPSE


Provided you pay the minimum premiums required to maintain the death benefit guarantee, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the policy will remain in force only as long as the cash surrender value, less any outstanding policy indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. We will notify you in writing that your policy has entered the 61 day grace period. If you do not pay sufficient additional premiums during the grace period, the policy will lapse and terminate without value.


REINSTATEMENT


Once a policy has lapsed, you may request reinstatement of the policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement. While we may reinstate your policy, we generally will not reinstate the death benefit guarantee. Your cost of insurance will generally be higher for a reinstated policy.


REPLACING EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a surrender charge on your existing insurance, and this Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

APPLYING FOR A POLICY

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be the insurance applied for, up to a maximum of $1,000,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.


FORM 6721-NSLAC

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect, because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to you without interest.


WHEN INSURANCE COVERAGE TAKES EFFECT

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. Full insurance coverage under the Policy will take effect when the Policy has been issued and only if the minimum initial premium also has been paid. This is the Policy date that we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your Policy Value on the Policy date.

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your policy with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

DETERMINATION OF VARIABLE ACCUMULATION VALUES

Your accumulation value in VAL may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAL.

The accumulation value of your policy will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. Valuation dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to VAL;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the General Account;

     (4) is interest on policy indebtedness credited to the variable subaccounts;


FORM 6721-NSLAC

     (5) is transfers to the loan collateral account in connection with policy loans and reallocations of accumulation value to the General Account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your policy's cash value.


                        DEATH BENEFITS AND POLICY VALUES


As long as the policy remains in force we will, upon receipt of due proof of the insured's death, pay the policy proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date.


Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the policy. We offer both beneficiaries and policyholders a wide variety of settlement options listed in the policy. If no selection is made, the proceeds will be paid in a lump sum.


SETTLEMENT OPTIONS


In addition to a lump sum payment of benefits under the policy, any proceeds may be paid in any of the five methods described in your policy. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our Administrative Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the insured, the policyholder may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the policyholder requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.


The policy provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your policy application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the policy remains in force, the death benefit under either plan will never be less than the stated amount of the policy.


FORM 6721-NSLAC

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of:

     - the policy's stated amount on the date of death or

     - the death benefit determined by the corridor percentage test.

The death benefit determined by the corridor percentage test equals the accumulation value of the policy on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

 ATTAINED    CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR     ATTAINED     CORRIDOR
   AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE      AGE       PERCENTAGE
 --------   ----------   --------   ----------   --------   ----------   ----------   ----------
40 & below     150%         52          71%          64         22%          91           4%
    41         143          53          64           65         20           92           3%
    42         136          54          57           66         19           93           2%
    43         129          55          50           67         18           94           1%
    44         122          56          46           68         17       95 & above       0%
    45         115          57          42           69         16
    46         109          58          38           70         15
    47         103          59          34           71         13
    48          97          60          30           72         11
    49          91          61          28           73          9
    50          85          62          26           74          7
    51          78          63          24        75-90          5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the policy is $100,000.


Under these circumstances, any time the accumulation value of the policy is less than $40,000.00; the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000.00, the death benefit will be greater than the policy's $100,000.00 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000.00 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000.00; each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000.00 to $40,000.00, the death benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the accumulation value below the $40,000.00 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.


In the foregoing example, the breakpoint of $40,000.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.


FORM 6721-NSLAC

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of:

     - the stated amount plus the accumulation value on the date of death or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the policy is $100,000.00.

Under these circumstances, a policy with accumulation value of $20,000.00 will have a death benefit of $120,000.00 ($100,000.00 + $20,000.00). An accumulation value of $60,000.00 will yield a death benefit of $160,000.00 ($100,000.00 +
$60,000.00). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the policy's accumulation value. As a result, if the accumulation value of the policy exceeds $66,667.00, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667.00 will increase the death benefit by $2.50. Under this illustration, a policy with an accumulation value of $80,000.00 will provide a death benefit of $200,000.00 ($80,000.00 + (150% (LOGO) $80,000.00)).

Similarly, to the extent that accumulation value exceeds $66,667.00, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000.00 to $68,000.00, the death benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the second policy year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B policy with a $100,000.00 stated amount and $20,000.00 accumulation value ($120,000.00 death benefit) would be converted to a Plan A policy with $120,000.00 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the policy on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits,


FORM 6721-NSLAC
accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE

We guarantee that the policy will not lapse during the death benefit guarantee period provided you pay the minimum premium. (See "Premiums -- Minimum Premiums.") Accordingly, as long as the death benefit guarantee is in effect, the policy will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction.

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you:

     - double your stated amount (see "Changes in Stated Amount" below regarding proof of insurability), or

     - increase your stated amount by $100,000 or more.

A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT


Subject to certain limitations, you may at any time after the first policy year increase your policy's stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each policy year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect those charges assessed on a per $1000 of stated amount disclosed in the fee tables and surrender charges.


Increases. An increase is treated similarly to the purchase of a new policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.


After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.


Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your policy.


FORM 6721-NSLAC

Decreases. You may decrease your stated amount after the first policy year from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $50,000.


     - We will not permit a decrease in stated amount if the policy's cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the corridor percentage test.


     - We will not permit a decrease in stated amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

                       SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your accumulation value by using the loan provisions, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Partial or Full Surrenders, however, may involve tax liability.


You may surrender your policy in full at any time by sending a written request together with the policy to our home office. The cash surrender value of the policy equals the accumulation value less any applicable surrender charges. Increases in stated amount carry their own surrender charge period. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender.


After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the policy. Partial surrenders cannot be made more than twice during any policy year. The amount of any partial surrender may not exceed the cash surrender value, minus:

     - any outstanding policy indebtedness,


     - an amount sufficient to cover the next two monthly deductions, and



     - the Administrative fee of $25 or 2% of the amount surrendered, if less.


We will reduce the accumulation value of your policy by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your policy are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.


FORM 6721-NSLAC

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.


If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. You should consider the impact of the policy ceasing to be life insurance.


During the first 15 policy years and for 15 years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any policy year that exceeds 10% of the cash surrender value as of the end of the previous policy year.

LOANS

After the first policy year, you may borrow up to the loan value of your policy. The loan value is the cash surrender value less the cost of insurance charges on your policy to the end of the current policy year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters".)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the General Account and each subaccount in proportion to your accumulation value in the General Account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your policy values. The rate we deduct from your loan proceeds is 5.0%. This amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the policy year. At the beginning of each subsequent policy year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the General Account and each subaccount to pay the interest for the following policy year. The allocation will be in proportion to your accumulation value in each subaccount.


You may repay a loan at any time, in whole or in part, before we pay the policy proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Undesignated payments are presumed to be premium payments, not loan repayments, unless so designated. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the General Account, until the amount borrowed from the General Account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the General Account according to the premium allocation then in effect.


Any outstanding policy indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.


FORM 6721-NSLAC

A loan, whether or not repaid, will have a permanent effect on a policy's cash surrender value (and the death benefit under Plan B policies) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, policy values will be higher than they would have been had no loan been made.

PREFERRED LOANS

A preferred loan is available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value minus an amount to cover monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a policy loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

     - the Commission by order permits postponement for the protection of policyholders; or

     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAL's net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

                            LAPSE AND REINSTATEMENT

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the policy will remain in force as long as the cash surrender value less any policy indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any policy indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any policy indebtedness to cover the monthly deduction for two policy months. This required premium will be indicated in a written notice which we will send to you at the


FORM 6721-NSLAC
beginning of the grace period. The grace period begins when we mail the notice. The policy will continue in force throughout the grace period, but if the required premium is not received, the policy will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the policy will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two policy months following the effective date of reinstatement. If loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the policy.

                                     TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

POLICY PROCEEDS

The policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the policy payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the policy, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the policyholder's gross income to the extent that the policy's cash surrender value exceeds the owner's investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.

Loans received under the policy will be construed as indebtedness of the policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the policy is expected to constitute income to the policyholder. Interest payable with respect to such loans is not tax deductible. If the policy is


FORM 6721-NSLAC
surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the policy's accumulation value (including the loan amount) then exceeds your "basis" in the policy. (Your "basis" equals the total amount of premiums that were paid into the policy less any withdrawals from the policy.)

Federal estate and local estate, inheritance and other tax consequences of policy ownership or receipt of policy proceeds depend upon the circumstances of each policyholder and beneficiary.

AVOIDING MODIFIED ENDOWMENT CONTRACTS

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given us prior authorization to hold your premium payment and we determine your premium payment will cause your policy to become a MEC, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the policy to be treated as a MEC for tax purposes, we will refund the premium payment to you within five (5) business days of confirming your intentions. After we return the premium payment to you, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten (10) business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions within two
(2) business days of receipt of the premium payment, we will apply the premium payment as of the third valuation date, and your policy will be treated as a MEC for federal income tax purposes.


CORRECTION OF MODIFIED ENDOWMENT CONTRACTS


If you have made premium payments in excess of the amount that would be permitted without your policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the policy became a MEC.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAL for our federal taxes, or provision made for such taxes, that may be attributable to VAL. However, we may in the future charge each subaccount of VAL for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against VAL. Any such charges against VAL or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

                               LEGAL PROCEEDINGS


There are no legal proceedings to which VAL is a party or to which the assets of any of the subaccounts of VAL are subject. We (including Ohio National Equities Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAL.



FORM 6721-NSLAC

                       STATEMENT OF ADDITIONAL INFORMATION


                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY


                                One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654


                      NATIONAL SECURITY VARIABLE ACCOUNT L

                               SECURITY ADVANTAGE
           INDIVIDUAL, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the "Policy") issued by National Security Life and Annuity Company ("the Company"). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.


                                   May 1, 2003

Table of Contents
-----------------
General Information                                                    1
Services                                                               1
Additional Information about Operation of Policies and Registrant      2
Additional Information about Charges                                   4
Performance Data                                                       5
Financial Statements


GENERAL INFORMATION

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

We were originally established as an insurance company under the laws of the state of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, the company was purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Pursuant to an agreement executed on May 3, 2001, SMON Holdings, Inc., a Delaware holding company agreed to purchase the company from First ING Life Insurance Company of New York. After the purchase, we changed our name to National Security Life and Annuity Company, Inc. We are licensed to sell insurance in 18 states and the District of Columbia and have assets in excess of $32.5 million and equity in excess of $23 million.

SMON HOLDINGS, INC.

SMON Holdings, Inc. is a Delaware holding company jointly owned by Ohio National Financial Services, Inc., One Financial Way, Cincinnati, Ohio and Security Mutual Life Insurance Company of New York, 100 Court Street, Binghamton, New York.

NATIONAL SECURITY VARIABLE ACCOUNT L (VAL)


We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL's assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. VAL's assets are not chargeable with liabilities arising out of our other business.


We keep VAL's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL's subaccounts.


VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.


SERVICES

Custodian

Pursuant to a written agreement, U.S. Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of VAL. We pay the fee of the custodian for services rendered to VAL. The custodian also provides valuation and certain recordkeeping services to VAL, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of VAL.

Legal Counsel

Jones & Blouch LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and SAI. All matters of New York law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under New York Insurance Law, have been passed upon by Susan E. Mistretta, Secretary of the Company.

Actuarial Expert

Actuarial matters included in this Prospectus have been examined by David W. Cook, FSA, MSAA, Senior Vice President and Actuary, as stated in the opinion filed as an exhibit to the registration statement.


Auditing

The financial statement of National Security Life and Annuity Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 W. Nationwide Boulevard, Columbus, Ohio 45215.

The financial statements of National Security Life and Annuity Company (formerly known as First ING Life Insurance Company of New York) as of December 31, 2000 and 2001 and for each of the two years in the period ended December 31, 2001, appearing herein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP is located at 600 Peachtree Street, Suite 2800, Atlanta, Georgia 20208.



ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAL will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Annual Report

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any policy indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your policy one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you ask for more than one annual report.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in stated amount, after the policy has been in force during your lifetime for a period of two years from the policy date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

Misstatements

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the policy by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  Is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years from the policy date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Assignment

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The policyholder's rights and the rights of the beneficiary may be affected by an assignment.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Optional Insurance Benefits

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

The accelerated death benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your policy in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There is no charge for this rider and you can select the rider at anytime by contacting us.


ADDITIONAL INFORMATION ABOUT CHARGES


Supplemental Benefits

There are several supplemental benefits or riders that may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders impose additional charges which are disclosed in the prospectus.

Waiver of Stipulated Premium - provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.

Accidental Death Benefit - provides for an additional death benefit if the insured's death result from accidental injury and occurs within 180 days from the accident.

Guaranteed Purchase Option - provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.

Lifetime Advantage Rider - an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy's death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. There is no charge for this reedier and it may added to the Policy at any time.

Continuation of Coverage Rider - enables you to continue the full death benefit amount of your policy past the maturity date of age 100, as long as there is a positive cash surrender value in the policy at the time. This rider is only available at the time the policy is issued.

Exchange of Life Rider - Allows the named insured to be changed.

Underwriting Procedures

Guaranteed maximum cost of insurance rates are based on the 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured's gender and smoking status. The rates will reflect the insured's risk classes.




PERFORMANCE DATA

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio's average annual total return using the following method:

     - A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price ("initial investment") is assumed.

     - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

     - The ending value is divided by the initial investment.

     - The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.


INDEMNIFICATION

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.


PRINCIPAL UNDERWRITER

Ohio National Equities, Inc. ("ONEQ"), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. The policies are offered on a continue basis. Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days' written notice. The following chart shows the premium payments received by VAL for the last three years and the amount paid to ONEQ as its underwriting fee.




Year          Premiums Received by VAL          Underwriting fees paid to ONEQ
--------------------------------------------------------------------------------
2002                   $0.00                          $0.00


The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), an affiliate of National Security, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

In addition to this contract, ONEQ also serves as the principal underwriter of contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, and variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D.

The officers and directors of ONEQ are:

David B. O'Maley........................... Director and Chairman
John J. Palmer............................. Director and President
Thomas A. Barefield........................ Senior Vice President
Trudy K. Backus............................ Director and Vice President
James I. Miller II......................... Director and Vice President
Ronald L. Benedict......................... Director and Secretary
Barbara A. Turner.......................... Operations Vice President, Treasurer
                                                 and Compliance Officer

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                              Financial Statements

                     December 31, 2002 and January 4, 2002

                  (With Independent Auditors' Report Thereon)

[KPMG LOGO]

        191 West Nationwide Boulevard                     Telephone 614 249 2300
        Suite 500                                         Fax 614 249 2348
        Columbus, OH  43215-2568


                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
National Security Life and Annuity Company:

We have audited the accompanying balance sheets of National Security Life and Annuity Company (the Company) (a wholly owned subsidiary of SMON Holdings Inc.) as of December 31, 2002 and January 4, 2002, and the related statements of operations, changes in stockholder's equity, and cash flows for the period from January 4, 2002 to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Security Life and Annuity Company as of December 31, 2002 and January 4, 2002, and the results of its operations and its cash flows for the period from January 4, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
April 25, 2003

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                                 Balance Sheets

                     December 31, 2002 and January 4, 2002

                  (dollars in thousands, except share amounts)


                                                                  DECEMBER 31,    JANUARY 4,
                                ASSETS                               2002           2002
                                                                  -----------     ---------

Investments (notes 3, 6, and 7):
        Fixed maturities available-for-sale, at fair value         $ 20,658        18,302
        Mortgage loans on real estate, net                              897            --
        Short-term investments                                          510            10
                                                                   --------        ------
                Total investments                                    22,065        18,312
Cash                                                                  1,051         4,976
Accrued investment income                                               300           264
Reinsurance recoverables (note 10)                                    9,363         8,948
Goodwill and intangible asset (note 12)                               1,068         1,068
Other assets                                                            155            58
                                                                   --------        ------
                Total assets                                       $ 34,002        33,626
                                                                   ========        ======


                      LIABILITIES AND STOCKHOLDER'S EQUITY

Future policy benefits:
        Life reserves (note 4)                                     $  6,022         6,839
        Benefits payable                                              1,500         1,443
Reinsurance payables                                                    975         1,340
Amounts due to affiliates (note 9)                                      864            93
Federal income taxes (note 5):
        Current                                                          --            --
        Deferred                                                        206            --
Other liabilities                                                        82           522
                                                                   --------        ------
                Total liabilities                                     9,649        10,237
                                                                   --------        ------
Contingencies (note 10)
Stockholder's equity (notes 2 and 8):
        Class A common stock, $250 par value. Authorized
           10,000 shares; issued and outstanding 10,000 shares        2,500         2,500
        Additional paid-in capital                                   22,231        20,889
        Accumulated other comprehensive income                          383            --
        Retained deficit                                               (761)           --
                                                                   --------        ------
                Net stockholder's equity                             24,353        23,389
                                                                   --------        ------
                Total liabilities and stockholder's equity         $ 34,002        33,626
                                                                   ========        ======



See accompanying notes to financial statements.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                            Statement of Operations

                Period from January 4, 2002 to December 31, 2002

                             (dollars in thousands)


Revenues (note 10):
        Traditional life insurance premiums assumed                     $ 4,526
                                                                        -------
                                                                          4,526
        Reinsurance ceded premiums                                       (4,951)
                                                                        -------
                                                                           (425)
        Net investment income (note 3)                                    1,180
        Net realized gains on investments (note 3)                           45
                                                                        -------
                                                                            800
                                                                        -------
Benefits and expenses (note 10):
        Benefits and claims                                               5,349
        Reinsurance recoveries                                           (5,304)
        Decrease in policy reserves                                        (473)
        Other operating costs and expenses (note 9)                       1,989
                                                                        -------
                                                                          1,561
                                                                        -------
                Loss before Federal income taxes                           (761)
                                                                        -------
Federal income taxes (note 5):
        Current expense                                                      --
        Deferred expense                                                     --
                                                                        -------
                Net loss                                                $  (761)
                                                                        =======


See accompanying notes to financial statements.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
                (a wholly owned subsidiary of SMON Holdings, Inc.

                  Statement of Changes in Stockholder's Equity

                Period from January 4, 2002 to December 31, 2002

                             (dollars in thousands)


                                                                          ACCUMULATED
                                                            ADDITIONAL       OTHER                        NET
                                                 COMMON      PAID-IN     COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                                  STOCK      CAPITAL         INCOME        DEFICIT       EQUITY
                                                 -------    ----------   -------------    --------    -------------

Balance, January 4, 2002                         $ 2,500      20,889           --              --         23,389
Capital contribution from parent (note 9)             --       1,342           --              --          1,342
Comprehensive income:
        Net loss                                      --          --           --            (761)          (761)
        Other comprehensive income (note 11)          --          --          383              --            383
                                                                                                          ------
                Total comprehensive loss                                                                    (378)
                                                 -------      ------          ---            ----         ------
Balance, December 31, 2002                       $ 2,500      22,231          383            (761)        24,353
                                                 =======      ======          ===            ====         ======




See accompanying notes to financial statements.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                            Statement of Cash Flows

                Period from January 4, 2002 to December 31, 2002

                             (dollars in thousands)



Cash flows from operating activities:
    Net loss                                                            $  (761)
    Adjustments to reconcile net loss to net cash
      provided by operating activities:
        Amortization and depreciation                                       102
        Realized losses on invested assets, net                             (45)
        Increase in accrued investment income                               (36)
        Increase in reinsurance recoverables and other assets              (512)
        Decrease in future policy benefits and claims                      (817)
        Increase in benefits payable                                         57
        Decrease in other liabilities                                      (440)
        Increase in amounts due to affiliates                               771
        Decrease in reinsurance payables                                   (365)
        Other, net                                                           (1)
                                                                        -------
            Net cash used in operating activities                        (2,047)
                                                                        -------

Cash flows from investing activities:

    Proceeds from sales of fixed maturities available-for-sale            3,162
    Proceeds from repayment of mortgage loans on real estate                  3
    Cost of fixed maturities available-for-sale acquired                 (4,985)
    Cost of mortgage loans on real estate acquired                         (900)
                                                                        -------
            Net cash used in investing activities                        (2,720)
                                                                        -------
Cash flows from financing activities:
    Additional capital contributions                                      1,342
                                                                        -------
            Net cash provided by financing activities                     1,342
                                                                        -------
            Net decrease in cash and cash equivalents                    (3,425)
Cash and cash equivalents, January 4, 2002                                4,986
                                                                        -------
Cash and cash equivalents, December 31, 2002                            $ 1,561
                                                                        =======
Supplemental disclosure:
    Federal income taxes paid                                           $   150
                                                                        =======



See accompanying notes to financial statements.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)


(1)  ORGANIZATION AND BUSINESS DESCRIPTION

     National Security Life and Annuity Company (NSLAC or the "Company), formerly known as First ING Life Insurance Company of New York (First ING
     Life), is domiciled in New York and is a subsidiary of SMON Holdings, Inc.
     (SMON) as of January 4, 2002. SMON is a holding company formed in New York by Ohio National Financial Services, Inc. (ONFS) and Security Mutual Life Insurance Company of New York (Security Mutual) for the purpose of acquiring First ING Life.

     On May 3, 2001, Security Life of Denver Insurance Company (the former "Parent" of the Company), entered into a stock purchase agreement with Security Mutual, ONFS and SMON to sell First ING Life to SMON. After having received regulatory approval for the sale on January 3, 2002, the transaction was closed on January 4, 2002. As a result of the sale, the Company changed its name from First ING Life Insurance Company of New York to National Security Life and Annuity Company effective January 4, 2002.

     The Company, when under the control of the former Parent, assumed and retroceded traditional life insurance. This assumed and retroceded book of business is currently in runoff. After January 4, 2002, the Company markets a portfolio of variable life insurance and variable annuity products through its general agency system in the state of New York and other jurisdictions in which the Company is licensed to do business. The Company is licensed to do business in 18 states and the District of Columbia.

     The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

          LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories, or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

          CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)



          INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for nonconformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  BASIS OF PRESENTATION

          The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differs from statutory accounting practices prescribed or permitted by the New York State Insurance Department (Department). Annual Statements for the Company, filed with the Department, are prepared on a basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices (SAP) include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices

          The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual was effective January 1, 2001. The Department has adopted in part, the provisions of the revised manual. The Company has adopted the revised Accounting Practices and Procedures Manual, as modified by the Department.

          The statutory basis capital and surplus of NSLAC as of December 31, 2002 was $22,492. The statutory net loss of NSLAC for the year ended December 31, 2002 was $1,078.

     (b)  VALUATION OF INVESTMENTS, RELATED GAINS AND LOSSES AND INVESTMENT
          INCOME

          The Company classifies all of its fixed maturity securities as available-for-sale and carries them at fair value, with the unrealized gains and losses, net of deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. Fair value for fixed maturity securities generally represents quoted market prices traded in the public market place. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and duration of the investments.


                                       7                             (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)


          Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Cash receipts on nonaccrual status mortgage loans on real estate are included in interest income in the period received.

          Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date. Estimates for valuation allowances and other-than-temporary declines of the fair value of invested assets are included in net realized gains and losses on investments.

          Management regularly reviews its fixed maturity securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to amortized cost or cost, as appropriate, the length of time the security's fair value has been below amortized cost or cost, and by how much, and specific credit issues related to the issuer, and current economic conditions. Other-than-temporary impairment losses result in a permanent reduction of the cost basis of the underlying investment.

          Interest is accrued as earned.

     (d)  RECOGNITION OF PREMIUM REVENUES

          Premiums for traditional life insurance products assumed, which includes those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as premium when due.

     (d)  SEPARATE ACCOUNTS

          The Department has, effective December 16, 2002, approved Plans of Operations for Separate Accounts L and N for the funding of variable life insurance contracts and variable annuities, respectively. As of December 31, 2002, the Company had not commenced offering any products. As a result, no separate account financial statement activity occurred in 2002.



                                       8                             (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)


     (e)  LIFE RESERVES

          Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued. The liabilities for life reserves may be greater or less than those established by the ceding companies due to their use of different mortality and other assumptions (see note 4).

     (f)  BENEFITS PAYABLE

          The liability for benefits payable includes estimates of amounts due on reported claims and claims that have been incurred but were not reported as of the balance sheet date. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of the balance sheet date.

     (g)  REINSURANCE

          Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risk assumed. Assets and liabilities related to reinsurance are reported on a gross basis.

     (h)  FEDERAL INCOME TAXES

          The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

          The terms of the purchase agreement reached with Security Life of Denver Insurance Company on May 3, 2001 and the Company's election of Internal Revenue Code Section 338(h)(10), enabled the sale of the Company to SMON to be treated as a sale of an asset. Accordingly, the Company has not made any provision for income taxes as of January 4, 2002.




                                       9                             (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)



     (i)  CASH EQUIVALENTS

          For purposes of the statement of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

     (j)  GOODWILL

          In June 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which supersedes Accounting Principles Board (APB) Opinion No. 16, Business Combinations, eliminates the pooling-of-interests method of accounting for business combinations except for qualifying business combinations that were initiated prior to July 1, 2001. SFAS No. 141 also changes the criteria to recognize intangible assets apart from goodwill. The requirements of SFAS No. 141 were effective for all business combinations completed after June 30, 2001.

          Pursuant to SFAS No. 142, which supersedes APB Opinion No. 17, Intangible Assets, goodwill and indefinite lived intangible assets are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. The requirements of SFAS No. 142 were effective for fiscal years beginning after December 15, 2001.

          As a result of the acquisition of the Company for $23,389 by SMON on January 4, 2002, and in accordance with SFAS No. 141 and SFAS No. 142, all assets and liabilities were recorded at fair value, approximately $275 was recorded as indefinite lived intangible assets and $793 was recorded as goodwill. The indefinite lived intangible assets and goodwill are not subject to amortization but will be assessed for impairment in accordance with SFAS No. 142 (see note 12).

     (k)  USE OF ESTIMATES

          In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

          The estimates susceptible to significant change are those used in determining the liability for future policy benefits, those used in determining valuation allowances for deferred tax assets, mortgage loans on real estate and real estate, and those used in determining other-than-temporary declines in fair value of invested assets. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.



                                       10                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)



     (l)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

          In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation ARB No. 51 (FIN 46). Accounting Research Bulletin No. 51, Consolidated Financial Statements (ARB 51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved via ownership of a majority voting interest. FIN 46 clarifies the application of ARB 51, to certain "variable interest entities" (VIE) where the equity investors do not have all of the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Companies adopting FIN 46 must first identify VIEs with which they are involved and then determine whether they require consolidation. A company is deemed the "primary beneficiary" of a VIE if it holds a majority of the VIEs variable interest, and is therefore required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46. The Company is evaluating the potential impact of adopting FIN 46 on the results of operations and financial position.

          In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirement for Guarantees - an interpretation of FASB Statements No. 5, 57, and 107 and rescission of FASB Interpretation No. 34 (FIN 45). FIN 45 requires a guarantor to provide more detailed interim and annual financial statement disclosures about obligations under certain guarantees it has issued. It also requires a guarantor to recognize, at the inception of new guarantees issued or modified after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee. Although superceded by FIN 45, the guidance provided in FASB Interpretation No. 34, Disclosure of Indirect Guarantees of Indebtedness of Others has been incorporated into FIN 45 without change. The adoption of the transition (components of FIN 45) by the Company on December 15, 2002 had no material impact on the financial position or results of operations of the Company. The adoption of the remaining components of FIN 45 on January 1, 2003 will not have a material impact on the financial position or results of operations of the Company.

          In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146), which the Company adopted January 1, 2003. Adoption of SFAS 146 will not have any impact on the financial position or results of operations of the Company.

          In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statement No. 4, 44, and 64, Amendment of FASB Statement No. 13 and Technical Corrections (SFAS 145), which the Company adopted on October 1, 2002. The adoption of SFAS 145 did not have any impact on the financial position or results of operations of the Company.






                                       11                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)



          In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supercedes SFAS 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions (APB 30). SFAS 144 was adopted by the Company on January 1, 2002 and carries forward many of the provisions of SFAS 121 and APB 30 for recognition and measurement of the impairment of long-lived assets to be held and used, and measurement of long-lived assets to be disposed of by sale. Under SFAS 144, if a long-lived asset is part of a group that includes other assets and liabilities, then the provisions of SFAS 144 apply to the entire group. In addition, SFAS 144 does not apply to goodwill and other intangible assets that are not amortized. The adoption of SFAS 144 did not have a material impact on the results of operations or financial position of the Company.

          The Company adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended at inception of the Company. The impact of adoption was not material to the financial position of the Company.

(3)  INVESTMENTS

     An analysis of investment income and realized gains by investment type follows for the period from January 4, 2002 to December 31, 2002:


                                                                          REALIZED
                                                           INVESTMENT     GAINS ON
                                                             INCOME      INVESTMENTS
                                                           ----------    -----------

Gross investment income:
        Fixed maturities available for sale                  $1,188           45
        Mortgage loans on real estate                            17           --
        Short-term investments                                   15           --
        Other                                                     1           --
                                                             ------         ----
                Total                                         1,221           45
Investment expenses                                             (41)
                                                             ------
                Net investment income                        $1,180
                                                             ======         ----
                Net realized gain on investments                            $ 45
                                                                            ====



                                       12                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)


The amortized cost and estimated fair value of securities available-for-sale is as follows:


                                                                        DECEMBER 31, 2002
                                                       --------------------------------------------------
                                                                       GROSS        GROSS
                                                       AMORTIZED    UNREALIZED    UNREALIZED   ESTIMATED
                                                          COST         GAINS        LOSSES     FAIR VALUE
                                                       ---------    ----------    ----------   ----------

Securities available-for-sale:
    Fixed maturities:
       U.S. Treasury securities and obligations
         of U.S. government corporations
         and agencies                                   $ 3,337          314           --         3,651
       Corporate securities                              11,118          623         (412)       11,329
       Mortgage-backed securities                         5,614          118          (54)        5,678
                                                        -------        -----         ----        ------
             Total fixed maturities                     $20,069        1,055         (466)       20,658
                                                        =======        =====         ====        ======

                                                                       JANUARY 4, 2002
                                                       --------------------------------------------------
                                                                       GROSS        GROSS
                                                                     UNREALIZED    UNREALIZED   ESTIMATED
                                                          COST         GAINS        LOSSES     FAIR VALUE
                                                       ---------    ----------    ----------   ----------

Securities available-for-sale:
    Fixed maturities:
       U.S. Treasury securities and obligations
         of U.S. government corporations
         and agencies                                   $ 3,906           --           --         3,906
       Corporate securities                               7,210           --           --         7,210
       Mortgage-backed securities                         7,186           --           --         7,186
                                                        -------        -----         ----        ------
             Total fixed maturities                     $18,302           --           --        18,302
                                                        =======        =====         ====        ======


The components of unrealized gains on securities available-for-sale, net, were as follows of as December 31, 2002:


          Gross unrealized gain                                          $ 589
          Deferred federal income tax                                     (206)
                                                                         -----
                                                                         $ 383
                                                                         =====


                                       13                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)



     The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2002, by contractual maturity, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are allocated based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2002.

                                                      AMORTIZED      ESTIMATED
                                                         COST        FAIR VALUE
                                                      ---------      ----------

     Due in one year or less                           $ 2,846          2,856
     Due after one year through five years               1,731          1,855
     Due after five years through ten years             11,070         11,119
     Due after ten years                                 4,422          4,828
                                                       -------         ------
                                                       $20,069         20,658
                                                       =======         ======


     The proceeds from the sale of securities available-for-sale (excluding calls) during 2002, was $3,162. Gross gains of $45 were realized on those sales.

     Investments with an amortized cost of $1,771 and $1,786 as of December 31, 2002 and January 4, 2002, respectively, were on deposit with various regulatory agencies as required by law.

     The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosed mortgage loans during the period January 4, 2002 to December 31, 2002.

(4)  FUTURE POLICY BENEFITS

     The liability for future policy benefits for traditional life products is based on the following mortality and interest rate assumptions without consideration for withdrawals. The assumptions used are the 1980 CSO mortality table with 4% to 6% interest, and 1958 CSO mortality table with 3% to 4.5% interest.



                                       14                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)


(5)  FEDERAL INCOME TAX

     At December 31, 2002, the Company has available an unused net operating loss (NOL) of $1,162 that may be applied against future taxable income. However, the NOL expires on December 31, 2022.

     The difference between the expected tax benefit and the actual tax benefit is due to the recognition of a deferred tax asset valuation allowance for the NOL.

     The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2002 and January 4, 2002 relate to the following:


                                                             DECEMBER 31,   JANUARY 4,
                                                                2002           2002
                                                             ------------   ----------
     Deferred tax assets:
        Future policy benefits                                  $2,633          --
        NOL carry-forward                                          407          --
        Other                                                       19          --
                                                                ------      ------
                Total gross deferred tax assets                  3,059          --
                Less valuation allowance                          (424)         --
                                                                ------      ------
                Net deferred tax assets                          2,635          --
                                                                ------      ------
     Deferred tax liabilities:
        Fixed maturity securities available-for-sale               206          --
        Reinsurance recoverable                                  2,633          --
        Other                                                        2          --
                                                                ------      ------
                Total gross deferred tax liabilities             2,841          --
                                                                ------      ------
                Net deferred tax liability                      $ (206)         --
                                                                ======      ======

     The Company has determined that a deferred tax asset valuation allowance of $424 was needed as of December 31, 2002. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.




                                       15                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)



(6)  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     SFAS No. 107, Disclosures about Fair Value of Financial Instruments (SFAS
     107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

     The following methods and assumptions were used by the Company in estimating its fair value disclosures:

          CASH, SHORT-TERM INVESTMENTS, BENEFITS PAYABLE - The carrying amount reported in the balance sheets for these instruments approximates their fair value.

          INVESTMENT SECURITIES - Fair value for fixed maturity securities generally represent quoted market prices traded in the public market place. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and duration of the investments.

          MORTGAGE LOANS ON REAL ESTATE - The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     The carrying amount and estimated fair value of financial instruments subject to SFAS No. 107 disclosure requirements were as follows as of December 31, 2002 and January 4, 2002:

                                                         DECEMBER 31, 2002        JANUARY 4, 2002
                                                       ----------------------   ---------------------
                                                        CARRYING    ESTIMATED   CARRYING   ESTIMATED
                                                         AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                                                        --------   ----------   --------   ----------
     Assets:
        Investments:
             Fixed maturities available-for-sale        $20,658       20,658     18,302      18,302

             Mortgage loans on real estate                  897          897         --          --
             Short-term investments                         510          510         10          10
             Cash                                         1,051        1,051      4,976       4,976
     Liabilities:
        Benefits payable                                  1,500        1,500      1,443       1,443





                                       16                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)



(7)  ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

     Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. At December 31, 2002 the Company had one commercial mortgage loan with a carry value of $897, net of a valuation allowance of $1.

(8)  REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS

     NSLAC exceeds the minimum risk-based capital (RBC) requirements as established by the NAIC as of December 31, 2002.

     The Company did not pay any dividends in 2002. The Company cannot pay any dividends in 2003 without prior approval by the Department.

(9)  RELATED PARTY TRANSACTIONS

     During the fourth quarter of 2002, NSLAC received an additional capital contribution of $1,342 from SMON.

     During 2002, NSLAC entered into separate administrative service agreements with The Ohio National Life Insurance Company (ONLIC), a subsidiary of ONFS and Security Mutual. These agreements were approved by the Department. During 2002, NSLAC also entered into an investment management agreement with Ohio National Investments, Inc. (ONI), an affiliate. This agreement also was approved by the Department. The terms of the above agreements call for periodic cash settlements. The amounts that NSLAC owed ONLIC, Security Mutual and ONI as of December 31, 2002 were as follows:


        ONLIC                                                   $585
        Security Mutual                                          262
        ONI                                                       17
                                                                ----
                Total service charges owed                      $864
                                                                ====


     Charges for all services from ONLIC, Security Mutual and ONI for the period January 4, 2002 to December 31, 2002 are as follows:


        ONLIC                                                 $1,537
        Security Mutual                                          431
        ONI                                                       17
                                                              ------
                Total service charges incurred                $1,985
                                                              ======





                                       17                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)



(10) REINSURANCE

     In the ordinary course of business, the Company reinsures certain risks with other insurance companies. Amounts in the accompanying financial statements related to ceded business as of December 31, 2002 and January 4, 2002 and for the period January 4, 2002 to December 31, 2002 are as follows:

                                                       DECEMBER 31,  JANUARY 4,
                                                          2002          2002
                                                       -----------   ----------

     Premiums                                             $4,951          --
     Benefits incurred                                     5,304          --
     Commission and expense allowances                       227          --
     Reinsurance recoverable:
          Reserves for future policy benefits              6,022       6,365
          Benefits payable                                 1,500       1,443
          Paid losses and expense allowances due           1,841       1,140


     At December 31, 2002 and January 4, 2002, $7,491 and $7,787, respectively, of the Company's reinsurance recoverable on life reserves and benefits payable was retroceded to one reinsurer. The amount represents 80% of the gross reserves at December 31, 2002 (87% at January 4, 2002). The ceded reserves are fully collateralized by a letter of credit in the amount of $10,500. This letter of credit was established in accordance with the terms of the reinsurance agreement.

     To the extent that the retrocessionaires become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of its retrocessionaires.




                                       18                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (a wholly owned subsidiary of SMON Holdings, Inc.)

                         Notes to Financial Statements

                      December 31, 2002 and January 4, 2002

                             (dollars in thousands)



(11) OTHER COMPREHENSIVE INCOME

     Other Comprehensive Income includes net income as well as certain items that are reported directly within the separate components of stockholder's equity that bypass net income. The related before and after federal tax amounts for the period January 4, 2002 to December 31, 2002 were as follows:

     Unrealized gains on securities available for sale arising
       during the period                                                   $ 589
     Related Federal tax expense                                            (206)
                                                                           -----
                 Net                                                         383
                                                                           -----
     Less:
         Reclassification adjustment for net gains on
         securities available for sale realized during the period:
             Gross                                                            --
             Related Federal tax expense                                      --
                                                                           -----
                 Net                                                          --
                                                                           -----
                 Total other comprehensive income                          $ 383
                                                                           =====

(12) GOODWILL AND OTHER INTANGIBLE ASSETS

     As a result of the acquisition, the Company identified intangible assets related to the insurance licenses acquired. These licenses are indefinite lived intangible assets as defined under SFAS No. 142.

     The following table illustrates the intangible assets and goodwill associated with the purchase and their carrying value as of December 31, 2002 and January 4, 2002, respectively:

                                                     DECEMBER 31,    JANUARY 4,
                                                        2002            2002
                                                     -----------     ----------

     Unamortizable intangible assets:
          Insurance licenses                           $  275           275
          Goodwill                                        793           793
                                                       ------         -----
                                                       $1,068         1,068
                                                       ======         =====

     The Company's review of intangible assets and goodwill included reassessing the fair value of the assets. Based on that review, the Company determined that there was no impairment required to be recognized for the period January 4, 2002 to December 31, 2002.




                                       19                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
             (formerly First ING Life Insurance Company of New York)

                                 Balance Sheet

                                January 4, 2002

                   (With Independent Auditors' Report Thereon)

[KPMG LOGO]

        191 West Nationwide Boulevard                     Telephone 614 249 2300
        Suite 500                                         Fax 614 249 2348
        Columbus, OH 43215-2568



                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
National Security Life and Annuity Company:

We have audited the accompanying balance sheet of National Security Life and Annuity Company (formerly First ING Life Insurance Company of New York) (the Company) as of January 4, 2002. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit of a balance sheet includes examining, on a test basis, evidence supporting the amounts and disclosures in that balance sheet. An audit of a balance sheet also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of National Security Life and Annuity Company as of January 4, 2002, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Columbus, Ohio
April 25, 2003

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
             (formerly First ING Life Insurance Company of New York)

                                 Balance Sheet

                                January 4, 2002

                  (dollars in thousands, except share amounts)




                                     ASSETS

Fixed maturity investments, at fair value
    (cost of $18,302) (note 3)                                            $18,302
Short-term investments                                                         10
Cash and cash equivalents                                                   4,976
Accrued investment income                                                     264
Reinsurance recoverable (note 4):
    Paid losses and expense allowances due                                  1,140
    Benefits payable                                                        1,443
    Life reserves for future policy benefits                                6,365
Goodwill and intangible assets (note 2)                                     1,068
Other assets                                                                   58
                                                                          -------
            Total assets                                                  $33,626
                                                                          =======

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Future policy benefits:
    Life reserves (note 4)                                                $ 6,839
    Benefits payable                                                        1,443
                                                                          -------
            Total future policy benefits                                    8,282

Reinsurance payables                                                        1,340
Accounts payable and accrued expenses                                         522
Amounts due to former affiliates                                               93
                                                                          -------
            Total liabilities                                              10,237

Stockholder's equity:
    Class A common stock: authorized 10,000 shares of $250 par value;
       10,000 shares issued and outstanding                                 2,500
    Additional paid-in capital                                             20,889
                                                                          -------
            Total stockholder's equity                                     23,389
                                                                          -------
            Total liabilities and stockholder's equity                    $33,626
                                                                          =======




See accompanying notes to balance sheet.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
             (formerly First ING Life Insurance Company of New York)

                             Notes to Balance Sheet

                                January 4, 2002

                             (dollars in thousands)


(1)  ORGANIZATION AND BUSINESS DESCRIPTION

     National Security Life and Annuity Company (the Company), formerly known as First ING Life Insurance Company of New York (First ING Life), is domiciled in New York and is a subsidiary of SMON Holdings, Inc. as of January 4, 2002. SMON Holdings, Inc. is a holding company formed in New York by Ohio National Financial Services, Inc. (ONFS) and Security Mutual Life Insurance Company of New York (Security Mutual) for the purpose of acquiring First ING Life.

     On May 3, 2001, Security Life of Denver Insurance Company (the former "Parent" of the Company) entered into a stock purchase agreement with Security Mutual, ONFS, and SMON Holdings, Inc. to sell First ING Life to SMON Holdings Inc. After having received regulatory approval for the sale on January 3, 2002, the transaction was closed on January 4, 2002. As a result of the sale, the Company changed its name from First ING Life to National Security Life and Annuity Company effective January 4, 2002.

     The Company, when under the control of the former Parent, assumed and retroceded traditional life insurance. This assumed and retroceded book of business is currently in runoff. Going forward, the Company plans to market a portfolio of variable life insurance and variable annuity products through the general agency system of Security Mutual and Ohio National Life Insurance Company (an affiliated company) in the state of New York and other jurisdictions in which the Company is licensed to do business. The Company is licensed to do business in 18 states and the District of Columbia.

     The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

          LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a range of variable annuity and variable life insurance products and by operating in 18 states and the District of Columbia, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

          CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.




                                       3                            (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
             (formerly First ING Life Insurance Company of New York)

                             Notes to Balance Sheet

                                 January 4, 2002

                             (dollars in thousands)



          INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  BASIS OF PRESENTATION

          The accompanying balance sheet has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for the Company, filed with the New York State Insurance Department (Department), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices (SAP) include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices

          The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual was effective January 1, 2001. The Department has adopted in part, the provisions of the revised manual. The Company has adopted the revised Accounting Practices and Procedures Manual, as modified by the Department.

          Unaudited stockholder's equity, determined in accordance with SAP, was $21,544 at January 4, 2002.

     (b)  VALUATION OF INVESTMENTS

          The Company classifies all of its fixed maturity securities as available-for-sale and reports them at fair value. Fair value for fixed maturity securities generally represent quoted market prices traded in the public market place. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and duration of the investments.

          Interest is accrued as earned.





                                       4                             (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
             (formerly First ING Life Insurance Company of New York)

                             Notes to Balance Sheet

                                 January 4, 2002

                             (dollars in thousands)


     (c)  RECOGNITION OF PREMIUM REVENUES

          Premiums for traditional life insurance products assumed, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due.


     (d)  LIFE RESERVES

          Future policy benefits have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals. The liabilities for life reserves may be greater or less than those established by the ceding companies due to their use of different mortality and other assumptions. Interest rates range from 3% to 6% at January 4, 2002.

     (e)  BENEFITS PAYABLE

          The liabilities for benefits payable include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of the balance sheet date. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of the balance sheet date.

     (f)  REINSURANCE

          Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risk assumed. Assets and liabilities related to reinsurance are reported on a gross basis.

     (g)  INCOME TAXES

          The terms of the purchase agreement reached with Security Life of Denver Insurance Company on May 3, 2001, provided that all tax benefits and tax liabilities as of December 31, 2001 would be assumed by Security Life of Denver Insurance Company. Accordingly, the Company has not made any provision for income taxes as of January 4, 2002.

     (h)  CASH AND CASH EQUIVALENTS

          Cash and cash equivalents include all cash balances and highly liquid investments with an initial maturity of three months or less.




                                       5                             (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
             (formerly First ING Life Insurance Company of New York)

                             Notes to Balance Sheet

                                 January 4, 2002

                             (dollars in thousands)



     (i)  GOODWILL

          In June 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which supersedes Accounting Principles Board (APB) Opinion No. 16, Business Combinations, eliminates the pooling-of-interests method of accounting for business combinations except for qualifying business combinations that were initiated prior to July 1, 2001. SFAS No. 141 also changes the criteria to recognize intangible assets apart from goodwill. The requirements of SFAS No. 141 were effective for all business combinations completed after June 30, 2001.

          Pursuant to SFAS No. 142, which supersedes APB Opinion No. 17, Intangible Assets, goodwill and indefinite lived intangible assets are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. The requirements of SFAS No. 142 were effective for fiscal years beginning after December 15, 2001.

          As a result of the acquisition of the Company for $23,389 by SMON Holdings, Inc. on January 4, 2002, and in accordance with SFAS No. 141 and SFAS No. 142, all assets and liabilities were recorded at fair value and approximately $275 was recorded as indefinite lived intangible assets and $793 was recorded as goodwill and are not subject to amortization but will be assessed for impairment in accordance with SFAS No. 142.

     (j)  USE OF ESTIMATES

          The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

     (k)  NEW ACCOUNTING PRONOUNCEMENTS

          In June 1998, the FASB issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities and its amendments SFAS No. 137, Accounting for Derivative Investments and Hedging Activities, deferral of the effective date of FASB Statement No. 133 and SFAS No. 138, Accounting for Derivative Instruments and Certain Hedging Activities issued in June 1999 and June 2000, respectively (collectively referred to as SFAS No. 133). SFAS No. 133 requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

          SFAS No. 133 has no significant effect on the Company's financial position.





                                       6                             (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
             (formerly First ING Life Insurance Company of New York)

                             Notes to Balance Sheet

                                 January 4, 2002

                             (dollars in thousands)



(3)  INVESTMENTS

     The cost and fair value of investments in fixed maturities are as follows at January 4, 2002:

                                                                      GROSS         GROSS
                                                                    UNREALIZED    UNREALIZED     FAIR
                                                           COST       GAINS        LOSSES        VALUE
                                                           ----     ----------    ----------     -----
     U.S. Treasury securities and obligations of
         U.S. government corporation and agencies        $ 3,906         --            --        3,906
     Corporate securities                                  7,210         --            --        7,210
     Asset-backed securities                               7,186         --            --        7,186
                                                         -------      -----         -----       ------
               Total fixed maturities                    $18,302         --            --       18,302
                                                         =======      =====         =====       ======


     The cost and fair value of investments in fixed maturities available-for-sale at January 4, 2002, by contractual maturity, are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                          FAIR
                                                              COST        VALUE
                                                            -------      ------

     Due in one year or less                                $    --          --
     Due after one year through five years                    4,220       4,220
     Due after five years through ten years                   2,108       2,108
     Due after ten years                                     11,974      11,974
                                                            -------      ------
                                                             18,302      18,302

     Asset-backed securities                                     --          --
                                                            -------      ------
             Total available-for-sale securities            $18,302      18,302
                                                            =======      ======

     At January 4, 2002, fixed maturities with a cost of $1,786 were on deposit with various state insurance departments to meet regulatory requirements.

     At January 4, 2002 the Company held fixed maturities in trust for the benefit of the policyholders of one of the reinsurers. The fair value of these fixed maturities was $2,166. The trust was created pursuant to a reinsurance agreement with Connecticut National Life Insurance Company. During the second quarter of 2002 the fixed maturities held in this trust were released as the original purpose for the trust is no longer valid.

     The Company did not hold any less-than-investment-grade securities at January 4, 2002.




                                       7                             (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
             (formerly First ING Life Insurance Company of New York)

                             Notes to Balance Sheet

                                 January 4, 2002

                             (dollars in thousands)


(4)  REINSURANCE

     At January 4, 2002, $7,787 of the Company's reinsurance recoverable on life reserves and benefits payable was retroceded to one reinsurer. The amount represents 87% of the gross reserves at January 4, 2002. The ceded reserves are fully collateralized by a letter of credit in the amount of $10,500. This letter of credit was established in accordance with the terms of the reinsurance agreement.

     To the extent that the retrocessionaires become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of its retrocessionaires.

(5)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     SFAS No. 107, Disclosure about Fair Value of Financial Instruments, requires the disclosure of fair value information about existing on-and-off-balance sheet financial instruments. SFAS No. 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and in many cases could not be realized in immediate settlement of the instrument.

     Fair value is based on the requirements of purchase-method GAAP accounting. All assets and liabilities are presented at their estimated fair values on the accompanying balance sheet.

(6)  REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS

     The NAIC prescribes risk-based capital (RBC) requirements for life/health insurance companies. RBC is a series of surplus-related formulas for monitoring solvency. At January 4, 2002, the Company exceeded all minimum RBC requirements.

     In its state of domicile, the Company is required to maintain minimum statutory capital of at least $1,000 and surplus at least equal to 50% of such capital. The Company exceeded its minimum statutory capital and surplus requirements at January 4, 2002. Additionally, the amount of dividends which can be paid by the Company to its stockholder is subject to prior approval by the Department based on its review of the Company's financial condition.

                              FINANCIAL STATEMENTS
                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
           (FORMERLY "FIRST ING LIFE INSURANCE COMPANY OF NEW YORK")

                                DECEMBER 31, 2001
                       WITH REPORT OF INDEPENDENT AUDITORS

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                    CONTENTS

Report of Independent Auditors .................................... 3
Audited Financial Statements
Balance Sheet ..................................................... 4
Statements of Operations .......................................... 5
Statements of Stockholder's Equity ................................ 6
Statements of Cash Flows .......................................... 7
Notes to Financial Statements ..................................... 8

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholder
National Security Life and Annuity Company
(formerly known as First ING Life Insurance Company of New York)

We have audited the accompanying balance sheet of National Security Life and Annuity Company (a subsidiary of SMON Holdings, Inc. as of January 4, 2002), formerly known as First ING Life Insurance Company of New York, (a wholly-owned subsidiary of Security Life of Denver Insurance Company) as of December 31, 2001, and the related statements of operations, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Security Life and Annuity Company at December 31, 2001, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

March 15, 2002

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                                 BALANCE SHEET
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    DECEMBER 31
                                                                    -----------
                                                                       2001
                                                                    -----------
ASSETS
Fixed maturity investments, at fair value
 (amortized cost - $18,041) .......................................    $ 18,447
Cash and cash equivalents .........................................       4,937
Accrued investment income .........................................         331
Reinsurance recoverable:
  Paid benefits ...................................................         234
  Unpaid benefits .................................................       8,479
Other assets ......................................................          58
Deferred income taxes .............................................          --
                                                                       --------
Total assets ......................................................    $ 32,486
                                                                       ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits:
       Life reserves ..............................................    $  7,510
       Unpaid claims ..............................................       1,443
                                                                       --------
  Total future policy benefits ....................................       8,953
  Reinsurance payables ............................................         340
  Accounts payable and accrued expenses ...........................          25
  Amounts due to former affiliates ................................          93
  Current federal income taxes payable ............................           5
  Deferred tax liability ..........................................         133
  Other liabilities ...............................................          79
                                                                       --------
Total liabilities .................................................       9,628
Commitments and contingent liabilities
Stockholder's equity:
  Common stock, $250 par value; Authorized -
     10,000 shares
     Issued and outstanding - 10,000 shares .......................       2,500
  Additional paid-in capital ......................................      21,930
  Retained earnings deficit .......................................      (1,832)
  Accumulated other comprehensive income ..........................         260
                                                                       --------
Total stockholder's equity ........................................      22,858
                                                                       --------
Total liabilities and stockholder's equity ........................    $ 32,486
                                                                       ========

                            See accompanying notes.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                            STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                            YEAR ENDED DECEMBER 31
                                                            ----------------------
                                                                2001      2000
                                                              --------  --------

Revenues:
  Premiums and annuities .................................   $    --    $   271
  Reinsurance premiums assumed ...........................     4,881      5,540
                                                             -------    -------
                                                               4,881      5,811
  Reinsurance ceded premiums .............................    (4,881)    (5,694)
                                                             -------    -------
                                                                  --        117
  Net investment income ..................................     1,275      1,362
  Net realized gains (losses) on investments .............       552       (381)
  Miscellaneous expense ..................................       (17)       (29)
                                                             -------    -------
Total revenues ...........................................     1,810      1,069
Benefits and expenses:
  Benefits:
     Death benefits ......................................     6,900      5,844
     Other benefits ......................................        91       (864)
     Increase (decrease) in policy reserves and other
      funds ..............................................         9          6
     Reinsurance recoveries ..............................    (6,991)    (5,367)
                                                             -------    -------
                                                                   9       (381)
  Expenses:
     Commissions .........................................      (154)       (87)
     Insurance operating expenses ........................       520        904
                                                             -------    -------
Total benefits and expenses ..............................       375        436
                                                             -------    -------
Income before income taxes ...............................     1,435        633
Federal income tax expense ...............................       647        221
                                                             -------    -------
Net income ...............................................   $   788    $   412
                                                             =======    =======

                             See accompanying notes.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                                        ACCUMULATED
                                                             ADDITIONAL    RETAINED        OTHER            TOTAL
                                                  COMMON      PAID-IN      EARNINGS    COMPREHENSIVE    STOCKHOLDER'S
                                                  STOCK       CAPITAL      DEFICIT     INCOME (LOSS)       EQUITY
                                                  ------     ----------    --------    -------------    -------------

Balance at January 1, 2000 ..................     2,500        21,930       (3,032)         (757)           20,641
  Comprehensive income:
     Net income .............................        --            --          412            --               412
     Change in net unrealized investment
       gains, net of income taxes of
       $500..................................        --            --           --           919               919
                                                                                                           -------
       Total comprehensive income ...........        --            --           --            --             1,331
                                                -------       -------      -------       -------           -------

Balance at December 31, 2000 ................     2,500        21,930       (2,620)          162            21,972
  Comprehensive income:
     Net income .............................        --            --          788            --               788
     Change in net unrealized investment
       gains, net of income taxes of $53.....        --            --           --            98                98
                                                                                                           -------
       Total comprehensive income ...........        --            --           --            --               886
                                                -------       -------      -------       -------           -------
Balance at December 31, 2001 ................   $ 2,500       $21,930      $(1,832)      $   260           $22,858
                                                =======       =======      =======       =======           =======


                             See accompanying notes.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                     YEAR ENDED DECEMBER 31
                                                                     ----------------------
                                                                        2001        2000
                                                                     ----------  ----------
OPERATING ACTIVITIES
Net income ........................................................   $    788    $    412
Adjustments to reconcile net income to net cash and cash
  equivalents provided by (used in) operating activities:
  Net realized (gain) loss on sale of investments .................       (552)        381
  Deferred federal income taxes ...................................         87         140
  Amortization of fixed maturity investments ......................         47          44
  Changes in operating assets and liabilities:
     Future policy benefits .......................................     (1,081)     (1,968)
     Accounts payable and accrued expenses ........................        (86)     (2,050)
     Current federal income taxes payable .........................        (79)         84
     Accrued investment income ....................................         42         216
     Reinsurance recoverable/payables .............................      2,506       1,153
     Due and unpaid premiums ......................................         --          75
     Other, net ...................................................          4           1
                                                                      --------    --------
Net cash and cash equivalents provided by (used in)
  operating activities ............................................      1,676      (1,512)
INVESTING ACTIVITIES
Proceeds from sales, maturities, or repayments of fixed
  maturity investments ............................................     18,267       7,842
Purchase of fixed maturity investments,
  available-for-sale ..............................................    (14,748)     (8,498)
                                                                      --------    --------
Net cash and cash equivalents provided by (used in)
  investing activities ............................................      3,519        (656)
FINANCING ACTIVITIES
Increase (decrease) in indebtedness to related parties ............       (127)          2
Dividend ..........................................................         --          --
                                                                      --------    --------
Net cash and cash equivalents (used in) provided by
  financing activities ............................................       (127)          2
                                                                      --------    --------
Net increase (decrease) in cash and cash equivalents ..............      5,068      (2,166)
Cash and cash equivalents at beginning of year ....................       (131)      2,035
                                                                      --------    --------
Cash and cash equivalents at end of year ..........................   $  4,937    $   (131)
                                                                      ========    ========


                             See accompanying notes.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

National Security Life and Annuity Company (the "Company"), formerly known as First ING Life Insurance Company of New York, is domiciled in New York and is a subsidiary of SMON Holdings, Inc. as of January 4, 2002. SMON Holdings, Inc. is owned by Ohio National Financial Services, Inc. and Security Mutual Life Insurance Company of New York.

On May 3, 2001, Security Life of Denver Insurance Company (the former "Parent" of the Company), entered into a stock purchase agreement with Security Mutual Life Insurance Company of New York, Ohio National Financial Services, Inc., and SMON Holdings, Inc. to sell First ING Life Insurance Company of New York to SMON Holdings, Inc. After having received regulatory approval for the sale on January 3, 2002, the transaction was closed on January 4, 2002. As a result of the sale, the Company changed its name from First ING Life Insurance Company of New York to National Security Life and Annuity Company effective January 4, 2002.

The Company's principal business is to assume and retrocede life and accident and health reinsurance. The Company stopped issuing health and stop loss products in 1999 and there were no health and stop loss policies in force at the end of 2000. The Company is licensed to do business in 20 states and the District of Columbia.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Investments are presented on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase.

Debt securities not classified as held-to-maturity or trading are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gain or loss, net of tax, reported in the accumulated other comprehensive income (loss) component of stockholder's equity.

The Company does not hold debt securities classified as held-to-maturity or trading.

The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest is included in net investment income as earned. For loan-

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions are obtained from dealer survey values or internal estimates and are consistent with the current interest rate and economic environment. The retrospective interest method is used to value all such securities except for high-risk asset backed securities, which are valued using the prospective method.

Realized gains and losses, and declines in value judged to be other-than-temporary are recognized in net income. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due.

For accident and health policies, gross premiums are prorated over the contract term of the policies with the unearned premium included in the policy reserves.

FUTURE POLICY BENEFITS

The liabilities for traditional life and accident and health benefits and expenses are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates ranged from 3% to 6% at December 31, 2001.

UNPAID CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

REINSURANCE

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risk assumed.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect temporary differences between financial reporting and tax bases of assets and liabilities using the enacted marginal tax rates and laws that are currently in effect.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CASH FLOW INFORMATION

For purposes of the statement of cash flows, cash and cash equivalents include cash on hand, demand deposits and short-term fixed maturity investments (maturity less than 90 days from date of purchase). No interest was paid in 2001 and 2000.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities and its amendments Statements 137, Accounting for Derivative Investments and Hedging Activities, deferral of the effective date of FASB Statement No. 133 and 138, Accounting for Derivative Instruments and Certain Hedging Activities issued in June 1999 and June 2000, respectively (collectively referred to as Statement 133). The statement requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

The Company adopted Statement 133 on January 1, 2001. The cumulative effect of this adoption had no significant effect on the Company's financial position or results of operations.

In June 2001, the FASB issued Statements 141, Business Combinations, and 142, Goodwill and Other Intangible Assets (collectively, the Statements). Statement 141, which supersedes APB Opinion No. 16, Business Combinations, eliminates the pooling-of-interests method of accounting for business combinations except for qualifying business combinations that were initiated prior to July 1, 2001. Statement 141 also changes the criteria to recognize intangible assets apart from goodwill. The requirements of Statement 141 are effective for all business combinations completed after June 30, 2001.

Statement 142, which supersedes APB Opinion No. 17, Intangible Assets, Goodwill and Indefinite Lived Intangible Assets are no longer amortized but are reviewed annually, or more frequently if impairment indicators arise, for impairment. The amortization provisions of Statement 142 apply to goodwill and intangible assets acquired after June 30, 2001. With respect to goodwill and intangible assets acquired prior to July 1, 2001, the amortization provisions of Statement 142 are effective upon adoption of Statement 142. Statement 142 is required to be adopted in fiscal years beginning after December 15, 2001.

As a result of the acquisition of the Company by SMON Holdings, Inc. on January 4, 2002, the Company will apply the accounting rules of the Statements 141 and 142 in its 2002 financial statements.

RECLASSIFICATIONS

Certain 2000 amounts in the Company's financial statements have been reclassified to conform to the 2001 financial statement presentation.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENTS

The amortized cost and fair value of investments in fixed maturities are as follows at December 31, 2001 (see Note 9 for method of determining fair value):

                                                                                GROSS        GROSS
                                                              AMORTIZED       UNREALIZED   UNREALIZED        FAIR
                                                                COST            GAINS        LOSSES          VALUE
                                                              ---------       ----------   ----------        -----
                                                                          (IN THOUSANDS)
At December 31, 2001:
  U.S. Treasury securities and obligations of
     U.S. government corporations and agencies .........        $ 3,874        $    97        $    32        $ 3,939
  Corporate securities .................................          7,094            197             24          7,267
  Asset-backed securities ..............................          7,073            189             21          7,241
                                                                -------        -------        -------        -------
Total fixed maturities .................................        $18,041        $   483        $    77        $18,447
                                                                =======        =======        =======        =======





The amortized cost and fair value of investments in fixed maturities at December 31, 2001, by contractual maturity, are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED      FAIR
                                                            COST         VALUE
                                                          ---------      -----
                                                            (IN THOUSANDS)
Available-for-sale:
  Due in one year or less ........................        $    --        $    --
  DUE AFTER ONE YEAR THROUGH FIVE YEARS ..........          3,775          3,950
  DUE AFTER FIVE YEARS THROUGH TEN YEARS .........            977          1,081
  DUE AFTER TEN YEARS ............................          6,216          6,175
                                                          -------        -------
                                                           10,968         11,206
  OTHER ASSET-BACKED SECURITIES ..................          7,073          7,241
                                                          -------        -------
TOTAL AVAILABLE-FOR-SALE .........................        $18,041        $18,447
                                                          =======        =======

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Changes in unrealized gains (losses) on investments in fixed maturities for the years ended December 31 are summarized as follows:

                                                        2001          2000
                                                        ----          ----
                                                          (IN THOUSANDS)
Gross unrealized gains .........................        $ 483         $ 561
Gross unrealized losses ........................           77           306
                                                        -----         -----
Net unrealized gains (losses) ..................          406           255
Deferred income tax (expense) benefit ..........         (146)          (93)
                                                        -----         -----
Net unrealized gains (losses) after taxes ......          260           162
Less: balance at beginning of year .............          162          (757)
                                                        -----         -----
Change in net unrealized gains (losses) on fixed
  maturities ...................................        $  98         $ 919
                                                        =====         =====

Major categories of investment income for the years ended December 31 are summarized as follows:

                                                       2001            2000
                                                       ----            ----
                                                        (IN THOUSANDS)
Fixed maturities ............................        $ 1,307         $ 1,368
Other investments ...........................             31              46
                                                     -------         -------
                                                       1,338           1,414
Investment expenses .........................            (63)            (52)
                                                     -------         -------
Net investment income .......................        $ 1,275         $ 1,362
                                                     =======         =======

Fixed maturity securities available-for-sale with fair values at the date of sale of $17,934,000 and $6,299,000 were sold during 2001 and 2000, respectively. Gross gains of $595,000 and $0, and gross losses of $43,000 and $381,000 were realized on those sales during 2001 and 2000, respectively.

As part of its overall investment management strategy, the Company had not entered into any agreements to purchase or sell securities as of December 31, 2001.

At December 31, 2001, fixed maturities with an amortized cost of $1,786,000 were on deposit with various state insurance departments to meet regulatory requirements.

At December 31, 2001 the Company held fixed maturities in trust for the benefit of the policyholders of one of the reinsurers. The market value of these fixed maturities was $2,166,000.

The Company did not hold any less-than-investment-grade bonds at December 31, 2001.

3. REINSURANCE

The Company is involved in both retroceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 2001, the Company's retention limit for acceptance of risk on assumed life insurance policies had been set at various levels up to $150,000.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

To the extent that the retrocessionaires become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of its retrocessionaires.

At December 31, 2001, $8,375,000 of the Company's future policy benefits were retroceded to one reinsurer. This represents 94% of the gross reserves at December 31, 2001. The ceded reserves are fully collateralized by a letter of credit.

4. INCOME TAXES

As of December 31, 2001, the Company joined in the filing of a consolidated federal income tax return with its former parent, ING America Insurance Holdings, Inc., and other former U.S. affiliates. Taxes are allocated by a written tax sharing agreement, which was revised effective January 1, 1996. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING America Insurance Holdings, Inc. for its respective share of the consolidated Federal income tax liability for each taxable year subject to the tax sharing agreement. Under the tax sharing agreement, each member will have the Federal income tax liability or receivable that the member would have had for the period had it filed a separate return.

The Company's tax accruals have been made consistent with the tax sharing agreement.

For financial reporting purposes, federal income tax expense consists of the following:

                                                             2001        2000
                                                             ----        ----
                                                          (DOLLARS IN THOUSANDS)
Current ..............................................       $560        $ 81
Deferred .............................................         87         140
                                                             ----        ----
Federal income tax expense ...........................       $647        $221
                                                             ====        ====

In 2001, the Company's effective income tax rate varies from the statutory federal income tax rate primarily as a result of a true-up of the tax provision with affiliated companies relating to prior years. In 2000, the Company's effective income tax rate did not vary significantly from the statutory federal income tax rate.

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                                   2001
                                                                   ----
                                                              (IN THOUSANDS)
Net operating loss carryforwards .........................        $  --
Deferred policy acquisition costs ........................           18

Gross deferred tax asset .................................           18
Net unrealized investment gains ..........................         (142)
Other reserves ...........................................           --
Other temporary differences ..............................           (9)
                                                                  -----
Gross deferred tax liability .............................         (151)
Net deferred tax (liability) asset .......................        $(133)
                                                                  =====

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company had net federal income tax payments (receipts) of $639,000 and $(2,911) during 2001 and 2000, respectively.

The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 2001, the balance in this account for tax return purposes was approximately $188,500. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits or if distributions to the stockholder exceed amounts in the Stockholder's Surplus Account, to the extent of such excess amount or excess distributions as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $66,000. The Company does not anticipate any such action or foresee any events that would result in such tax.

5. STATUTORY-BASIS ACCOUNTING PRACTICES

The Company prepares statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the State of New York Insurance Department. Prescribed statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices (SAP) encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within a state, and may change in the future.

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual was effective January 1, 2001. The State of New York has adopted in part, the provisions of the revised manual. The revised manual has changed, to some extent, prescribed SAP and has resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The Company adopted the revised Accounting Practices and Procedures Manual, as modified by the State of New York Insurance Department, on January 1, 2001. The cumulative effect of this adoption had no significant effect on the financial position or results of operations.

The Company is required to identify those significant accounting practices that are permitted and obtain written approval of the practice from the Insurance Department of its state of domicile. As of December 31, 2001, the Company had no significant permitted accounting practices.

Stockholder's equity, determined in accordance with SAP, was $21,544,000 at December 31, 2001. Net income determined in accordance with SAP was $504,000 and $768,000 for the years ended December 31, 2001 and 2000, respectively.

The NAIC prescribes risk-based capital (RBC) requirements for life/health insurance companies. RBC is a series of dynamic surplus-related formulas for monitoring solvency. At December 31, 2001, the Company exceeded all minimum RBC requirements.

In its state of domicile, the Company is required to maintain minimum statutory paid-in capital of $1,000,000 and paid-in surplus of at least 50% of the paid-in capital. The Company exceeded its minimum statutory capital and surplus requirements at December 31, 2001. Additionally, the amount of dividends which can be paid by the Company to its stockholder is subject to prior approval by the New York Department of Insurance based on its review of the Company's financial condition. In 2001, the Company did not pay any stockholder dividends.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. COMMITMENTS AND CONTINGENT LIABILITIES

The Company is not currently a party to any pending or threatened lawsuits and is not aware of any material contingent liabilities.

7. FINANCING ARRANGEMENT

Prior to January 4, 2002, the Company had a line of credit of $10,000,000 to provide short-term liquidity. The amount of funds available under this line is reduced by borrowings of certain former affiliates also party to the agreement. Interest on all loans is based on the cost of funds incurred by the lender plus ..25%. The Company had no outstanding borrowings under this agreement at December 31, 2001.

The Company is the beneficiary of two separate renewable letters of credit totaling $10,600,000. These letters of credit were established in accordance with the terms of certain reinsurance agreements. Both letters of credit were unused during 2001.

8. RELATED PARTY TRANSACTIONS

The Company obtained administrative, investment and other operating services from its former parent. Amounts expensed for these services were $365,000 during both 2001 and 2000.

The Company also had an Investment Advisory Agreement with a former affiliate whereby it receives investment and portfolio management services for a fee. Total fees under the agreement were approximately $63,000 and $47,000 for 2001 and 2000, respectively.

The Company has a reinsurance contract with its former parent to assume the reserves on a block of whole life insurance policies. The assumed reserves at December 31, 2001 were $473,000.

The Company has a reinsurance contract with a former affiliate to assume the reserves on a block of whole life insurance policies. The assumed reserves at December 31, 2001 were $445,000.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

Accounting standards require the disclosure of fair values for certain financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and in many cases could not be realized in immediate settlement of the instrument. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
         FORMERLY KNOWN AS FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

          FIXED MATURITIES: The fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of collateralized mortgage obligations, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair value of fixed maturities was $18,447,000 at December 31, 2001. The amortized cost of fixed maturities was $18,041,000 at December 31, 2001.


          The carrying values of cash and cash equivalents, accrued investment income, reinsurance recoverables and all other financial instruments approximate their fair values.

PART C: OTHER INFORMATION


Item Number   Caption in Prospectus


   27.        Exhibits
   28.        Directors and Officers of the Depositor
   29. Persons Controlled by or Under Common Control with Ohio National Life Assurance Corporation or Ohio National Variable Account R
   30.        Indemnification
   31.        Principal Underwriter
   32.        Location of Accounts and Records
   33.        Management Services
   34.        Fee Representation

                            PART C: OTHER INFORMATION


Item 27. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.


The Registrant has no financial statements because it did not commence business until after the end of the fiscal year ended December 31, 2002.

The following financial statements of the Depositor are included by reference in Part B of this Registration Statement:

      Independent Auditors' Report dated April 25, 2003

      Balance Sheets, December 31, 2002 and January 4, 2002

      Statement of Operations for the Period from January 4, 2002 to December 31, 2002

      Statement of Changes in Stockholder's Equity for the Period from January 4, 2002 to December 31, 2002

      Statement of Cash Flows for the Period from January 4, 2002 to December 31, 2002

      Notes to Financial Statements, December 31, 2002 and January 4, 2002

      Report of Independent Auditors, dated March 15, 2002

      Balance Sheet, December 31, 2001

      Statements of Operations for the Years Ended December 31, 2001 and 2000

      Statements of Stockholder's Equity for the Years Ended December 31, 2001 and 2000

      Statements of Cash Flows for the Years Ended December 31, 2001 and 2000

      Notes to Financial Statements, December 31, 2001


Item 28. Directors and Officers of the Depositor



NAME                       RELATIONSHIP WITH COMPANY
----                       -------------------------
DIRECTORS
Carson E. Beadle.........  President of Carson E. Beadle, Inc. New York, New York
David L. Birchenough**...  Executive Vice President & Chief Financial Officer
                           Security Mutual Life Insurance Company of New York,
                           Binghamton, New York
Bruce W. Boyea**.........  Chairman, President & Chief Executive Officer
                           Security Mutual Life Insurance Company of New York,
                           Binghamton, New York
James A. Carrigg.........  Retired Chairman, President & CEO NYSEG
                           Binghamton, New York 13902
George E. Castrucci......  Retired Chairman and Chief Executive Officer,
                           Great American Broadcasting Company (formerly Taft
                           Broadcasting Company) Cincinnati, Ohio
Raymond R. Clark.........  Retired President and Chief Executive Officer
                           Cincinnati Bell Telephone Company, Cincinnati, Ohio
Ronald J. Dolan*.........  Executive Vice President & Chief Financial Officer --
                           Ohio National Mutual Holdings, Inc. Montgomery, Ohio
Daniel J. Fischer**......  Executive Vice President, Individual Insurance Operations --
                           Security Mutual Life Insurance Company of New York,
                           Binghamton, New York
David B. O'Maley*........  Chairman, President & Chief Executive Officer --
                           Ohio National Mutual Holdings, Inc. Montgomery, Ohio;
                           Director -- SMON Holdings, Inc.; Director -- National
                           Security Life and Annuity Company
John J. Palmer*..........  Executive Vice President, Strategic Initiatives --
                           Ohio National Mutual Holdings, Inc.
EXECUTIVE OFFICERS
Bruce W. Boyea**.........  Director -- National Security Life and Annuity Company;
                           Chairman -- National Security Life and Annuity Company
John J. Palmer*..........  Director -- National Security Life and Annuity Company;
                           Chief Executive Officer -- National Security Life and
                           Annuity Company
Daniel J. Fischer**......  Director -- National Security Life and Annuity Company;
                           President -- National Security Life and Annuity Company
Ronald J. Dolan*.........  Director -- National Security Life and Annuity Company;
                           Vice President and Chief Financial Officer -- National
                           Security Life and Annuity Company
David L. Birchenough**...  Director -- National Security Life and Annuity Company;
                           Vice President & Treasurer -- National Security Life and
                           Annuity Company
Susan E. Mistretta**.....  Secretary and General Counsel -- National Security Life and
                           Annuity Company
David W. Cook*...........  Chief Actuary -- National Security Life and Annuity Company
Christopher A. Carlson*..  Chief Investment Officer -- National Security Life and
                           Annuity Company
Michael A. Boedeker......  Chief Investment Officer -- National Security Life and
                           Annuity Company

---------------
* The principal occupation of this person is an officer of The Ohio National Life Insurance Company and his or her principal business address is: One Financial Way, Cincinnati, Ohio 45242.

** The principal occupation of this person is an officer of Security Mutual Life
   Insurance Company and his or her principal business address is: 100 Court Street, Binghamton, New York 13902.

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued in the aggregate amount of $3 million.

Item 29. Persons Controlled by or Under Common Control with the Depositor of Registrant

The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of SMON Holdings, Inc., which is jointly owned by Security Mutual Life Insurance Company and Ohio National Financial Services.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)                               Jurisdiction           % Owned
--------------------------------------------------------------------------------

The Ohio National Life Insurance Company          Ohio                     100%

OnFlight, Inc.                                    Ohio                     100%
(aviation)

ON Global Holdings, Inc.                          Delaware                 100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.                Connecticut               51%
(investment adviser)

SMON Holdings, Inc.                               Delaware                  50%
(insurance holding company)

Suffolk Capital Management LLC                    Delaware                  81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation          Ohio                     100%

Ohio National Equities, Inc.                      Ohio                     100%
(securities broker dealer)

Ohio National Investments, Inc.                   Ohio                     100%
(investment adviser)

The O.N. Equity Sales Company                     Ohio                     100%
(securities broker dealer)

Enterprise Park, Inc.                             Georgia                  100%
(real estate holding company)

Ohio National Fund, Inc.                          Maryland      (more than) 90%
(registered investment company

Dow Target Variable Fund LLC                      Ohio                     100%
(registered investment company)

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company                Ohio                     100%
(investment adviser)

Ohio National Insurance Agency, Inc.              Indiana                  100%

Ohio National Insurance Agency of
     Alabama, Inc.                                Alabama                  100%

Ohio National Insurance Ageny of
     Massachusetts, Inc.                          Massachusetts            100%

Ohio National Insurance Agency of
     North Carolina, Inc.                         North Carolina           100%

ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

SMON Holdings, Inc. owns 100% of the voting securities of National Security Life and Annuity Company, a life insurance company organized under the laws of New York.


Item 30. Indemnification





Article X of the Depositor's Charter provides as follows:

No director shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, that the foregoing provision shall not eliminate or limit (I) the liability of a director if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or any violation of the Insurance Law or knowing violation of any other law or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; or (ii) the liability of a director for any act or omission prior to the adoption of this restatement by the shareholders of the Corporation.

Article VIII of the Depositor's By-laws, "Indemnification of Officers and Directors" provides further details regarding the indemnification of the Depositor's officers, directors and other employees. The By-laws are contained in Exhibit 6(b) of this registration statement and are incorporated into this
Item 28 by reference.

Item 31. Principal Underwriter

The principal underwriter of the Registrant's securities is Ohio National Equities, Inc. ("ONEQ"). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:

     Name                        Position with ONEQ
--------------------------------------------------------------------------------

     David B. O'Maley            Chairman and Director
     John J. Palmer              President and Director
     Thomas A. Barefield         Senior Vice President
     Trudy K. Backus             Vice President and Director
     Ronald L. Benedict          Secretary and Director
     Barbara A. Turner           Operations Vice President, Treasurer and
                                      Compliance Officer
     James I. Miller II          Vice President and Director

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:


Net Underwriting             Compensation
Discounts and                on Redemption                Brokerage
Commissions                  or Annuitization             Commissions
--------------------------------------------------------------------------------
$0.00                              None                      None



Item 32. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

 (1) Journals and other records of original entry:

     National Security Life and Annuity Company ("Depositor")
     One Financial Way
     Montgomery, Ohio  45242

     U.S. Bank, N.A. ("Custodian")
     425 Walnut Street
     Cincinnati, Ohio 45202

 (2) General and auxiliary ledgers:

     Depositor and Custodian

 (3) Securities records for portfolio securities:

     Custodian

 (4) Corporate charter, by-laws and minute books:

     Registrant has no such documents.

 (5) Records of brokerage orders:

     Not applicable.

 (6) Records of other portfolio transactions:

     Custodian

 (7) Records of options:

     Not applicable

 (8) Records of trial balances:

     Custodian

 (9) Quarterly records of allocation of brokerage orders and commissions:

     Not applicable

(10) Records identifying person or group authorizing portfolio transactions:

     Depositor

(11) Files of advisory materials:

     Not applicable

(12) Other records

     Custodian and Depositor


Item 33. Management Services

         None


Item 34. Fee Representation

This registration statement comprises the following papers and documents: The facing sheet


The prospectus consisting of 33 pages


Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

National Security Life and Annuity Company represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by National Security Life and Annuity Company.

The signatures

Written consents of the following persons:


     Consent of KPMG LLP and Consent of Ernst & Young LLP


     Jones & Blouch L.L.P.


     Susan E. Mistretta, Esq.


     David W. Cook, FSA, MAAA

Exhibits:
All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

         (1) Resolution of the Board of Directors of the Depositor authorizing establishment of National Security Variable Account L. Incorporated by reference from Registrant's filing on Form N-4 filed January 7, 2002 (File No. 333-76352).


         (3)(a) Principal Underwriting Agreement for Variable Contracts, with compensation schedule, between the Depositor and Ohio National Equities, Inc. Incorporated by reference from Registrant's filing on Form S-6 filed January 7, 2002.

         (3)(c) Schedule of Sales Commissions. Incorporated by reference from Registrant's filing on Form S-6 filed January 7, 2002.

         (3)(d) Variable Contract Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. Incorporated by reference from Registrant's filing on Form S-6 filed January 7, 2002.

         (5)      Flexible Premium Life Insurance Policy (Form)

         (6)(a) Restated Charter of the Depositor. Incorporated by reference from Registrant's filing on Form S-6 filed January 7, 2002.

         (6)(b) By-laws of the Depositor. Incorporated by reference from Registrant's filing on Form S-6 filed January 7, 2002.

         (8) Form of Participation Agreement between the Depositor and Ohio National Fund, Inc. Incorporated by reference from Registrant's filing on Form S-6 filed January 7, 2002.

         (10) Variable Life Insurance Application Supplement: Suitability Information. Incorporated by reference from Registrant's filing on Form S-6 filed January 7, 2002.

         (11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts. Incorporated by reference from Registrant's filing on Form S-6 filed January 7, 2002.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, National Security Variable Account L certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 1st day of May, 2003.


                                      NATIONAL SECURITY VARIABLE ACCOUNT L
                                                 (Registrant)

                                      NATIONAL SECURITY LIFE AND ANNUITY COMPANY
                                                   (Depositor)


                                       By  /s/ John J. Palmer
                                         ---------------------------------------
                                               John J. Palmer
                                               Chief Executive Officer


Attest:



/s/ Ronald L. Benedict
----------------------------
Ronald L. Benedict
Assistant Secretary

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                         Title                                        Date


/s/ Carson E. Beadle              Director                                 May 1,  2003
-------------------------
Carson E. Beadle


/s/ David L. Birchenough          Director                                 May 1,  2003
-------------------------
David L. Birchenough


/s/ Bruce W. Boyea                Director and Chairman                    May 1,  2003
-------------------------
Bruce W. Boyea


/s/ James A. Carrigg              Director                                 May 1,  2003
-------------------------
James A. Carrigg


/s/ George E. Castrucci           Director                                 May 1,  2003
-------------------------
George E. Castrucci


/s/ Raymond R. Clark              Director                                 May 1,  2003
-------------------------
Raymond R. Clark


/s/ Ronald J. Dolan               Director and Chief Financial Officer     May 1,  2003
-------------------------
Ronald J. Dolan


/s/ Daniel J. Fischer             Director and President                   May 1,  2003
-------------------------
Daniel J. Fischer


/s/ David B. O'Maley              Director                                 May 1,  2003
-------------------------
David B. O'Maley


/s/ John J. Palmer                Director and Chief Executive Officer     May 1,  2003
-------------------------
John J. Palmer

                         INDEX OF CONSENTS AND EXHIBITS


                                                              Page Number

Exhibit                                                       in Sequential
Number           Description                                  Numbering System
-------          ------------                                 ----------------
                 Consent of KPMG LLP

                 Consent of Ernst and Young LLP

                 Consent of Jones & Blouch L.L.P.

                 Consent of Susan E. Mistretta, Esq.

                 Consent of David W. Cook, FSA, MAAA

              Consent of Ernst and Young LLP, Independent Auditors

We consent to the use of our report dated March 15, 2002, with respect to the financial statements of National Security Life and Annuity Company (formerly known as First ING Life Insurance Company of New York), as of December 31, 2001, and for the two years in the period then ended, included in Post-Effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933 (Form N-6 No. 333-76344) and related Prospectus and Statement of Additional Information of National Security Life and Annuity Company Variable Account L.



Atlanta, Georgia
April 28, 2003

                          INDEPENDENT AUDITOR'S CONSENT

The Board of Directors of National Security Life and Annuity Company:

We consent to the use of our report for National Security Life and Annuity Company dated April 25, 2003, included herein and to the reference to our firm under the heading "Services" in the Statement of Additional Information in post-effective amendment number 2 to file number 333-76344.

KPMG LLP
Columbus, Ohio
May 1, 2003

                              Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201


     Re: National Security Variable Account L
         Registration Statement on Form N-6
         File No. 333-76344
         ----------------------------------

Dear Sirs:

We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in the above-referenced registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                        Very truly yours,

                                        /s/ JONES & BLOUCH L.L.P.
                                        ----------------------------------------
                                        Jones & Blouch L.L.P.

                [NATIONAL SECURITY LIFE AND ANNUITY LETTERHEAD]



The Board of Directors
National Security Life and Annuity Company
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account L (1940 Act File No. 811-10621) Post-Effective Amendment No. 2 to File No. 333-76344


Gentlemen:

The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form N-6 of the above captioned registrant.


                                        Sincerely,

                                        /s/ Susan E. Mistretta
                                        ----------------------------------------
                                        Susan E. Mistretta
                                        Secretary and General Counsel


RLB/nh

VARS6II

            [NATIONAL SECURITY LIFE AND ANNUITY COMPANY LETTERHEAD]


National Security Life and Annuity Company
One Financial Way
Cincinnati, Ohio 45242


Re: National Security Variable Account L (1940 Act File No. 811-10621)
    Post-Effective Amendment No. 2 to File No. 333-76344


Gentlemen:

I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form N-6.


                                        Sincerely,

                                        /s/ David W. Cook
                                        ----------------------------------------
                                        David W. Cook, FSA, MAAA


DWC/nh